UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07792

Nuveen Insured Premium Income Municipal Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2010

Nuveen Insured Quality Municipal Fund, Inc.
NQI

Nuveen Insured Municipal Opportunity Fund, Inc.
NIO

Nuveen Premier Insured Municipal Income Fund, Inc.
NIF

Nuveen Insured Premium Income Municipal Fund 2
NPX

Nuveen Insured Dividend Advantage Municipal Fund
NVG

Nuveen Insured Tax-Free Advantage Municipal Fund
NEA

10 October

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 22, 2010

Nuveen Investments 1

Portfolio Manager’s Comments

Nuveen Insured Quality Municipal Fund, Inc. (NQI)
Nuveen Insured Municipal Opportunity Fund, Inc. (NIO)
Nuveen Premier Insured Municipal Income Fund, Inc. (NIF)
Nuveen Insured Premium Income Municipal Fund 2 (NPX)
Nuveen Insured Dividend Advantage Municipal Fund (NVG)
Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)

Portfolio manager Paul Brennan discusses U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six national insured Funds. With 20 years of investment experience, including 12 years at Nuveen, Paul assumed portfolio management responsibility for NQI, NIO, NIF, NPX, NVG and NEA in 2006.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its November 2010 meeting (shortly after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also announced a second round of quantitative easing, in which it plans to purchase $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, marking the first time the economy had strung together five consecutive quarters of growth since 2007-2008. Inflation remained relatively tame, as the Consumer Price Index (CPI) rose just 1.2% year-over-year as of October 2010. The core CPI (which excludes food and energy) rose 0.6% over this period, the smallest twelve-month increase in the 53-year history of this index. Housing prices also continued to recover from their April 2009 lows, although growth rates moderated from previous periods. For the twelve months ended September 2010 (the most recent data available at the time this report was produced), the average home price in the Standard &

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

2 Nuveen Investments

Poor’s/Case-Shiller Index rose 0.6%. Unemployment remained persistently high, with the jobless rate hovering at or above 9.5% over the past 15 months. As of October 31, 2010, national unemployment stood at 9.6% for the third consecutive month, down from its 26-year high of 10.1% in October 2009.

Municipal bond prices generally rose during this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond program. Build America Bonds, which were created as part of the February 2009 economic stimulus package, currently offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often proves to be lower in cost. For the twelve months ended October 31, 2010, taxable Build America Bonds issuance totaled $100.3 billion, accounting for 24% of new bonds issued in the municipal market.

Over the twelve months ended October 31, 2010, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $418.0 billion, an increase of 9% compared with the twelve-month period ended October 31, 2009. However, if taxable Build America Bond issuance were removed from the equation, the supply of tax-exempt bonds alone actually fell 15%. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as appropriate investment opportunities for the tax-exempt Nuveen municipal closed-end funds.

What key strategies were used to manage these Funds?

As previously mentioned, the supply of tax-exempt municipal bonds declined nationally during this period, due largely to the continued issuance of taxable municipal bonds under the Build America Bond program. In this environment of constrained issuance of tax-exempt municipal bonds, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, we found value in several areas of the market, including health care, tax-supported sectors and other essential services such as roads and airports. In general, the bonds we purchased had maturities of at least 20 years.

Overall, our focus remained on quality investments, although the continuing decline in insured issuance made finding appropriate insured bonds more of a challenge. During the first ten months of 2010, new insured paper accounted for less than 7% of national issuance, compared with 10% during the first ten months of 2009 and relatively recent historical levels of approximately 50%. The investment policy changes that were implemented in the Nuveen insured funds during the first half of 2010 mean that all of these Funds now can invest up to 20% of their net assets in uninsured investment-grade credits. (At least 80% of the Funds’ net assets must be invested in municipal securities that, at the time of purchase, are covered by insurance guaranteeing the timely payment of principal and interest thereon.) Along with providing greater portfolio management flexibility, these changes enable us to better diversify the Funds and keep them fully invested during times when the supply of insured bonds is limited. During this period, we added both insured and high-quality uninsured (AAA and AA rated) credits to the Funds’ portfolios.

Nuveen Investments 3

Some of this investment activity resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. Bonds with proceeds earmarked for refundings, working capital and private activities also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program also was evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this significantly reduced the availability of tax-exempt credits with longer maturities and made locating appropriate longer bonds more challenging, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. On the whole, active selling was minimal, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of October 31, 2010, all six of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value For periods ended 10/31/10

Fund	1-Year	5-Year	10-Year
NQI	11.30%	4.23%	5.97%
NIO	11.08%	4.83%	6.17%
NIF	10.74%	4.95%	6.14%
NPX	10.39%	4.58%	6.00%
NVG	8.89%	5.36%	N/A
NEA	9.76%	5.88%	N/A

Standard & Poor’s (S&P) National Insured Municipal Bond Index2	8.05%	4.96%	5.70%

Lipper Insured Municipal Debt Funds Average3	11.49%	4.93%	6.20%

For the twelve months ended October 31, 2010, the total returns on common share net asset value (NAV) for all six of these Nuveen Funds exceeded the return for the Standard & Poor’s (S&P) National Insured Municipal Bond Index. For this same period, all of the Funds lagged the average return for the Lipper Insured Municipal Debt Funds Average.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.
1
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2
The Standard & Poor’s (S&P) National Insured Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, insured U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

3
The Lipper Insured Municipal Debt Funds Average is calculated using the returns of all insured closed-end funds in this category for each period as follows: 1-year, 23 funds; 5-year, 21 funds; and 10-year, 16 funds. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

4 Nuveen Investments

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure, and sector allocation. In addition, the use of structural leverage was an important positive factor affecting the Funds’ performances over this period. The impact of structural leverage is discussed in more detail on page six.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities, with credits at the longest end of the municipal yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly in the intermediate and longer segments of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Overall, the impact of duration and yield curve positioning ranged from positive to neutral in these Funds, with Funds having the longest durations benefiting the most from the interest rate environment of the past twelve months. During this period, NQI cycled through a number of bond calls, and we reinvested call proceeds in bonds with longer maturities, extending NQI’s duration and providing this Fund with more exposure to the outperforming longer end of the curve. In contrast, NVG and NEA had the shortest durations among these six Funds, which detracted from their performance compared with the other four Funds.

Credit exposure also played a role in performance. The demand for municipal bonds increased during this period driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for higher yields and additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to Build America Bond issuance. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. As of October 31, 2010, all of these Funds had some exposure to bonds rated BBB and non-rated bonds, which generally added to their performance.

Holdings that generally made positive contributions to the Funds’ returns during this period included health care bonds. Revenue bonds as a whole performed well, with transportation, housing, and special tax credits among the other sectors that outperformed the general municipal market. Zero coupon bonds also were among the strongest performers.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities continued to trail the general municipal market during this period. While these securities continued to provide attractive tax-free income, the underperformance of these bonds can be attributed primarily to the muted investment performance associated with their shorter effective maturities and higher credit quality. Although allocations of pre-refunded bonds fell in all of these Funds (with the exception of NEA) over the past twelve months due to calls, the Funds continued to hold a substantial amount of these bonds. While these holdings detracted from the Funds’ performance, they continued to provide attractive income. As of October 31, 2010, NVG and NEA had the heaviest weightings of pre-refunded bonds, while NQI held the fewest pre-refunded bonds. Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin, and water and sewer bonds also turned in relatively weak performance. In general, General

Nuveen Investments 5

Obligation (GO) and other tax-supported bonds struggled to keep pace with the municipal market return during the past twelve months.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

6 Nuveen Investments

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010, and as of the time this report was prepared, 36 Nuveen leveraged closed-end funds (including NQI, NIO, NIF, NVG and NEA), received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/ Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 26 of the funds that received demand letters (including NQI, NIF, NVG and NEA) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds were named as nominal defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

Nuveen Investments 7

As of October 31, 2010, the amounts of ARPS redeemed by the Funds are as shown in the accompanying table.

Fund	Auction Rate Preferred Shares Redeemed	% of Original Auction Rate Preferred Share
NQI	$78,800,000	24.8%
NIO	$126,175,000	16.0%
NIF	$30,875,000	19.2%
NPX	$268,900,000	100.0%
NVG	$141,050,000	60.5%
NEA	$105,625,000	61.1%
MTP

During the current reporting period, NEA completed the issuance of $83.0 million of 2.85% Series 2015 MTP. The net proceeds from this offering was used to refinance a portion of the Fund’s outstanding ARPS at par. The newly-issued MTP shares trade on the New York Stock Exchange (NYSE) under the symbols “NEA Pr C.” MTP is a fixed-rate form of preferred stock with a mandatory redemption period, in this case, of five years. By issuing MTP, the Fund seeks to take advantage of the current historically low interest rate environment to lock in an attractive federally tax-exempt cost of leverage for a period as long as the term of the MTP. The Fund’s managers believe that issuing MTP may help the Fund mitigate the risk of a significant increase in its cost of leverage should short term interest rates rise sharply in the coming years.

As noted in past shareholder reports, and as of October 31, 2010, NVG had $108.0 million MTP issued and outstanding.

VRDP

As noted in past shareholder reports, and as of October 31, 2010, NPX had $219.0 million VRDP issued and outstanding.

Subsequent to the reporting period, NIF issued $130.9 million of VRDP to redeem at par the Fund’s outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other Funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. VRDP dividends will be set weekly at a rate established by the remarketing agent. VRDPs offer interest rates that are reset frequently on a regular schedule and generally reflect current short-term municipal market interest rates. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. Immediately following its VRDP issuance, NIF noticed for redemption at par its remaining $130.125 million APRS using the VRDP proceeds.

Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP and VRDP Shares.

8 Nuveen Investments

As of October 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $5.7 billion of the approximately $11.0 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

RECENT CHANGES TO INVESTMENT POLICIES OF NUVEEN INSURED FUNDS

As a result of the “credit crunch” that began in 2007 and that led to the financial crisis that peaked in late 2008, the financial strength ratings assigned to most municipal bond insurers have been downgraded by the primary ratings agencies. These ratings downgrades generally have reduced, and any additional ratings downgrades may further reduce, the effective rating of many of the bonds insured by those bond insurers, including bonds held by the Funds. This in turn has sharply reduced, and in some cases may have eliminated, the value provided by such insurance. Nonetheless, the Funds’ holdings continue to be well diversified and on the whole, the underlying credit quality of its holdings are of medium to high quality. It is also important to note that municipal bonds historically have had a very low rate of default.

On May 3, 2010, the Nuveen funds’ Board of Directors/Trustees approved changes to the investment policies of all of the Nuveen insured municipal bond closed-end funds. The Board took this action in response to the continuing challenges faced by municipal bond insurers. The changes to each Fund’s investment policies are intended to increase the Fund’s investment flexibility in pursuing its investment objective, while retaining the insured nature of its portfolio.

The changes, effective immediately, provide that under normal circumstances, the Funds invest at least 80% of their managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in which each Fund invests will be rated investment grade at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management, or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest thereon. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80%.

Nuveen Investments 9

Common Share Dividend and

Share Price Information

During the twelve-month reporting period ended October 31, 2010, NIO had three increases in its monthly dividend, NIF had two monthly dividend increases, and NQI, NPX and NEA each had one monthly dividend increase. The monthly dividend of NVG remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of NVG received a long-term capital gains distribution of $0.0409 per share at the end of December 2009.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2010, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2010, and since the inception of the Funds’ repurchase program, NIO, NVG and NEA have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase program, NQI, NIF, and NPX have not repurchased any of their outstanding common shares.

	Common Shares
Fund	Repurchased and Retired	% of Outstanding Common Shares
NIO	2,900	0.0%
NVG	10,400	0.0%
NEA	19,300	0.1%

During the twelve-month reporting period, NIO repurchased and retired common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table. NVG and NEA did not repurchase and retire any of their outstanding common shares during the twelve-month reporting period.

		Weighted Average	Weighted Average
	Common Shares	Price Per Share	Discount Per Share
Fund	Repurchased and Retired	Repurchased and Retired	Repurchased and Retired
NIO	2,900	$12.93	8.57%

10 Nuveen Investments

As of October 31, 2010, the Funds’ common share prices were trading at (+) premiums and (-) discounts to their common share NAVs as shown in the accompanying table.

	10/31/10	12-Month Average
Fund	(+) Premium/(-)Discount	(+) Premium/(-)Discount
NQI	+0.98%	+0.93%
NIO	-0.60%	-3.83%
NIF	+3.26%	-0.58%
NPX	-0.96%	-3.86%
NVG	-2.63%	-3.59%
NEA	-0.20%	-1.05%

Nuveen Investments 11

NQI	Nuveen Insured
Performance	Quality Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.40
Common Share Net Asset Value (NAV)	$14.26
Premium/(Discount) to NAV	0.98%
Market Yield	5.92%
Taxable-Equivalent Yield2	8.22%
Net Assets Applicable to Common Shares ($000)	$547,598
Average Effective Maturity on Securities (Years)	16.66
Leverage-Adjusted Duration	8.20

Average Annual Total Return (Inception 12/19/90)
	On Share Price	On NAV
1-Year	15.03%	11.30%
5-Year	4.65%	4.23%
10-Year	6.82%	5.97%

States5 (as a % of total investments)
California	17.9%
Texas	11.6%
Washington	8.3%
Illinois	8.1%
New York	6.4%
Florida	6.4%
Pennsylvania	4.0%
Kentucky	3.9%
Arizona	3.6%
Massachusetts	2.8%
New Jersey	2.5%
Louisiana	2.4%
Ohio	2.4%
Other	19.7%

Portfolio Composition5 (as a % of total investments)
Tax Obligation/Limited	23.7%
Transportation	19.7%
U.S. Guaranteed	14.0%
Tax Obligation/General	13.9%
Health Care	8.2%
Water and Sewer	6.8%
Utilities	5.9%
Other	7.8%

Insurers5 (as a % of total Insured investments)
NPFG3	30.7%
AGM	27.6%
AMBAC	20.0%
FGIC	17.2%
Other	4.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 91% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

5	Holdings are subject to change.

12 Nuveen Investments

NIO	Nuveen Insured
Performance	Municipal Opportunity
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.83
Common Share Net Asset Value (NAV)	$14.92
Premium/(Discount) to NAV	-0.60%
Market Yield	5.83%
Taxable-Equivalent Yield2	8.10%
Net Assets Applicable to Common Shares ($000)	$1,426,419
Average Effective Maturity on Securities (Years)	15.84
Leverage-Adjusted Duration	8.27

Average Annual Total Return (Inception 9/19/91)
	On Share Price	On NAV
1-Year	21.20%	11.08%
5-Year	6.39%	4.83%
10-Year	7.62%	6.17%

States5 (as a % of total investments)
California	16.3%
Florida	16.1%
Texas	5.8%
New York	4.5%
Nevada	4.2%
Illinois	3.8%
South Carolina	3.5%
Massachusetts	3.4%
Pennsylvania	3.2%
Alabama	3.2%
Louisiana	2.9%
Washington	2.8%
Indiana	2.8%
New Jersey	2.6%
Ohio	2.5%
Colorado	2.2%
Kentucky	1.9%
Other	18.3%

Portfolio Composition5 (as a % of total investments)
Tax Obligation/Limited	25.8%
U.S. Guaranteed	18.0%
Transportation	15.0%
Tax Obligation/General	11.4%
Water and Sewer	11.2%
Utilities	8.1%
Other	10.5%

Insurers5 (as a % of total Insured investments)
NPFG3	29.1%
FGIC	23.3%
AGM	20.5%
AMBAC	17.9%
Other	9.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 94% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

5	Holdings are subject to change.

Nuveen Investments 13

NIF	Nuveen Premier
Performance	Insured Municipal
OVERVIEW	Income Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$15.50
Common Share Net Asset Value (NAV)	$15.01
Premium/(Discount) to NAV	3.26%
Market Yield	5.73%
Taxable-Equivalent Yield2	7.96%
Net Assets Applicable to Common Shares ($000)	$292,018
Average Effective Maturity on Securities (Years)	14.18
Leverage-Adjusted Duration	8.47

Average Annual Total Return (Inception 12/19/91)
	On Share Price	On NAV
1-Year	25.60%	10.74%
5-Year	7.29%	4.95%
10-Year	7.59%	6.14%

States5 (as a % of total investments)
California	17.2%
Washington	11.4%
Illinois	8.9%
Texas	8.5%
Colorado	5.1%
Pennsylvania	4.6%
New York	4.5%
Nevada	3.9%
Florida	3.4%
Massachusetts	3.0%
Indiana	2.8%
Oregon	2.8%
Arizona	2.6%
North Carolina	2.0%
Other	19.3%

Portfolio Composition5 (as a % of total investments)
U.S. Guaranteed	23.6%
Transportation	18.6%
Tax Obligation/Limited	17.3%
Tax Obligation/General	14.5%
Water and Sewer	8.4%
Utilities	6.4%
Health Care	5.1%
Other	6.1%

Insurers5 (as a % of total Insured investments)
NPFG3	33.7%
AGM	25.2%
FGIC	23.8%
AMBAC	13.9%
Other	3.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 87% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

5	Holdings are subject to change.

14 Nuveen Investments

NPX	Nuveen Insured
Performance	Premium Income
OVERVIEW	Municipal Fund 2
as of October 31, 2010

Fund Snapshot
Common Share Price	$13.40
Common Share Net Asset Value (NAV)	$13.53
Premium/(Discount) to NAV	-0.96%
Market Yield	5.55%
Taxable-Equivalent Yield2	7.71%
Net Assets Applicable to Common Shares ($000)	$505,332
Average Effective Maturity on Securities (Years)	15.91
Leverage-Adjusted Duration	8.18

Average Annual Total Return (Inception 7/22/93)
	On Share Price	On NAV
1-Year	19.70%	10.39%
5-Year	6.56%	4.58%
10-Year	7.79%	6.00%

States5 (as a % of total investments)
California	13.3%
Texas	9.4%
Pennsylvania	7.5%
Colorado	6.1%
New York	4.9%
New Jersey	4.7%
Washington	4.6%
Wisconsin	3.9%
Illinois	3.9%
Louisiana	3.4%
Arizona	3.2%
Indiana	3.2%
Hawaii	3.0%
Georgia	2.6%
Alabama	2.5%
North Dakota	2.5%
Nevada	2.3%
Other	19.0%

Portfolio Composition5 (as a % of total investments)
Tax Obligation/Limited	17.8%
Utilities	17.5%
U.S. Guaranteed	16.4%
Transportation	11.2%
Water and Sewer	10.8%
Tax Obligation/General	10.3%
Education and Civic Organizations	7.9%
Health Care	6.4%
Other	1.7%

Insurers5 (as a % of total Insured investments)
NPFG3	27.1%
AGM	25.1%
AMBAC	21.4%
FGIC	18.3%
Other	8.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 97% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

5	Holdings are subject to change.

Nuveen Investments 15

NVG	Nuveen Insured
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.80
Common Share Net Asset Value (NAV)	$15.20
Premium/(Discount) to NAV	-2.63%
Market Yield	5.68%
Taxable-Equivalent Yield2	7.89%
Net Assets Applicable to Common Shares ($000)	$452,908
Average Effective Maturity on Securities (Years)	12.75
Leverage-Adjusted Duration	7.19

Average Annual Total Return (Inception 3/25/02)
	On Share Price	On NAV
1-Year	13.51%	8.89%
5-Year	6.68%	5.36%
Since Inception	6.03%	6.57%

States6 (as a % of total municipal bonds)
Texas	15.1%
Washington	10.4%
Indiana	10.4%
California	9.0%
Florida	7.8%
Illinois	7.2%
Tennessee	6.5%
New York	4.0%
Colorado	3.8%
Pennsylvania	3.2%
Alaska	2.4%
Louisiana	2.0%
Other	18.2%

Portfolio Composition6 (as a % of total investments)
U.S. Guaranteed	25.7%
Transportation	16.8%
Tax Obligation/Limited	16.6%
Tax Obligation/General	9.2%
Utilities	9.0%
Health Care	8.1%
Water and Sewer	5.4%
Investment Companies	0.2%
Other	9.0%

Insurers6 (as a % of total Insured investments)
NPFG4	32.1%
AMBAC	25.4%
AGM	22.9%
FGIC	15.8%
Other	3.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 91% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	The Fund paid shareholders a capital gains distribution in December 2009 of $0.0409 per share.
4	MBIA’s public finance subsidiary.
5
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

6	Holdings are subject to change.

16 Nuveen Investments

NEA	Nuveen Insured
Performance	Tax-Free Advantage
OVERVIEW	Municipal Fund
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.95
Common Share Net Asset Value (NAV)	$14.98
Premium/(Discount) to NAV	-0.20%
Market Yield	5.46%
Taxable-Equivalent Yield2	7.58%
Net Assets Applicable to Common Shares ($000)	$333,074
Average Effective Maturity on Securities (Years)	14.60
Leverage-Adjusted Duration	6.82

Average Annual Total Return (Inception 11/21/02)
	On Share Price	On NAV
1-Year	17.27%	9.76%
5-Year	7.84%	5.88%
Since Inception	5.68%	6.14%

States5 (as a % of total investments)
Florida	15.7%
California	14.3%
New York	6.9%
Michigan	6.6%
Washington	6.5%
Pennsylvania	5.2%
Texas	5.0%
Indiana	4.8%
Alabama	4.8%
South Carolina	3.8%
Wisconsin	3.7%
Arizona	3.5%
Other	19.2%

Portfolio Composition5 (as a % of total investments)
Tax Obligation/Limited	27.6%
U.S. Guaranteed	26.2%
Health Care	8.8%
Water and Sewer	8.8%
Transportation	8.4%
Utilities	8.2%
Tax Obligation/General	6.5%
Education and Civic Organizations	5.0%
Other	0.5%

Insurers5 (as a % of total Insured investments)
NPFG3	32.1%
AMBAC	26.2%
AGM	21.9%
FGIC	10.8%
Other	9.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information. At the end of the reporting period, 89% of the Fund’s total investments are invested in Insured securities.

2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	MBIA’s public finance subsidiary.
4
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

5	Holdings are subject to change.

Nuveen Investments 17

NQI	Shareholder Meeting Report
NIO
NIF
The annual meeting of shareholders was held on July 27, 2010, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

	NQI		NIO		NIF
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	30,613,830	—	78,404,051	—	16,487,290	—
Withhold	717,945	—	1,763,615	—	289,391	—
Total	31,331,775	—	80,167,666	—	16,776,681	—
Robert P. Bremner
For	30,611,131	—	78,336,691	—	16,470,007	—
Withhold	720,644	—	1,830,975	—	306,674	—
Total	31,331,775	—	80,167,666	—	16,776,681	—
Jack B. Evans
For	30,612,334	—	78,377,439	—	16,487,389	—
Withhold	719,441	—	1,790,227	—	289,292	—
Total	31,331,775	—	80,167,666	—	16,776,681	—
William C. Hunter
For	—	3,276	—	9,260	—	2,315
Withhold	—	735	—	3,314	—	496
Total	—	4,011	—	12,574	—	2,811
David J. Kundert
For	30,606,757	—	78,417,667	—	16,469,210	—
Withhold	725,018	—	1,749,999	—	307,471	—
Total	31,331,775	—	80,167,666	—	16,776,681	—
William J. Schneider
For	—	3,265	—	9,253	—	2,315
Withhold	—	746	—	3,321	—	496
Total	—	4,011	—	12,574	—	2,811
Judith M. Stockdale
For	30,566,893	—	78,334,063	—	16,496,748	—
Withhold	764,882	—	1,833,603	—	279,933	—
Total	31,331,775	—	80,167,666	—	16,776,681	—
Carole E. Stone
For	30,550,601	—	78,358,144	—	16,453,411	—
Withhold	781,174	—	1,809,522	—	323,270	—
Total	31,331,775	—	80,167,666	—	16,776,681	—
Terence J. Toth
For	30,616,677	—	78,433,218	—	16,498,870	—
Withhold	715,098	—	1,734,448	—	277,811	—
Total	31,331,775	—	80,167,666	—	16,776,681	—

18 Nuveen Investments

NPX
NVG
NEA

	NPX		NVG		NEA
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	1,095	—	7,486,242	—	5,937,133
Withhold	—	995	—	314,604	—	766,332
Total	—	2,090	—	7,800,846	—	6,703,465
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	1,095	—	7,486,242	—	5,932,133
Withhold	—	995	—	314,604	—	771,332
Total	—	2,090	—	7,800,846	—	6,703,465
Judith M. Stockdale
For	31,674,789	—	32,499,469	—	24,360,029	—
Withhold	604,819	—	1,000,128	—	1,349,707	—
Total	32,279,608	—	33,499,597	—	25,709,736	—
Carole E. Stone
For	31,653,772	—	32,501,997	—	24,396,787	—
Withhold	625,836	—	997,600	—	1,312,949	—
Total	32,279,608	—	33,499,597	—	25,709,736	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments 19

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Insured Premium Income Municipal Fund 2
Nuveen Insured Dividend Advantage Municipal Fund
Nuveen Insured Tax-Free Advantage Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund (the “Funds”) as of October 31, 2010, and the related statements of operations and cash flows (Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund at October 31, 2010, the results of their operations and cash flows (Nuveen Insured Quality Municipal Fund, Inc., Nuveen Insured Premium Income Municipal Fund 2, Nuveen Insured Dividend Advantage Municipal Fund and Nuveen Insured Tax-Free Advantage Municipal Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2010

20 Nuveen Investments

Nuveen Insured Quality Municipal Fund, Inc.
NQI	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 1.5% (1.0% of Total Investments)
$1,135	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2002B, 5.250%, 1/01/20 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AAA	$1,249,113
7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1	7,160,860
8,135	Total Alabama			8,409,973
	Arizona – 5.5% (3.6% of Total Investments)
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA+	1,272,732
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA+	1,553,445
7,065	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+	7,381,653
2,750	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11033, 14.520%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA+	2,696,980
9,200	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	9,248,208
8,755	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,113,083
30,470	Total Arizona			30,266,101
	Arkansas – 0.5% (0.3% of Total Investments)
2,250	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 – NPFG Insured	11/14 at 100.00	Aa2	2,482,020
	California – 27.3% (17.9% of Total Investments)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
4,010	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,489,556
3,965	5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,368,518
13,445	California State, General Obligation Bonds, Series 2002, 5.000%, 4/01/27 – AMBAC Insured	4/12 at 100.00	A1	13,534,275
7,055	California State, General Obligation Bonds, Series 2002, 5.000%, 4/01/27 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AAA	7,518,443
8,000	California, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	10/12 at 100.00	A1	8,035,280
5	California, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,048
3,745	California, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AAA	4,276,266
2,340	Cerritos Public Financing Authority, California, Tax Allocation Revenue Bonds, Los Cerritos Redevelopment Projects, Series 2002A, 5.000%, 11/01/24 – AMBAC Insured	11/17 at 102.00	A–	2,374,749
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA (4)	3,022,750
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
22,985	0.000%, 1/15/24 – NPFG Insured	1/11 at 47.20	A	10,012,726
22,000	0.000%, 1/15/31 – NPFG Insured	1/11 at 30.88	A	5,875,760
50,000	0.000%, 1/15/37 – NPFG Insured	1/11 at 21.42	A	8,469,500
5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	3/12 at 101.00	A	5,065,400
8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	8,185,330
5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA+	2,717,449
5,268	Moreno Valley Public Finance Authority, California, GNMA Collateralized Assisted Living Housing Revenue Bonds, CDC Assisted Living Project, Series 2000A, 7.500%, 1/20/42	1/12 at 105.00	Aaa	5,738,222

Nuveen Investments 21

Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$4,675	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	1/11 at 100.00	A (4)	$5,212,251
2,590	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/25 – SYNCORA GTY Insured	10/14 at 100.00	BBB	2,468,089
2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	A	2,054,280
	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A:
7,200	5.125%, 5/01/21 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1	7,247,160
12,690	5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1	12,696,472
	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+	2,196,880
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	4,016,004
3,840	5.000%, 7/01/23 – NPFG Insured	7/15 at 100.00	AA+	4,191,936
8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	8,149,633
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	1,763,440
1,000	Sierra Joint Community College District, Tahoe Truckee, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2	1,054,580
1,525	Sierra Joint Community College District, Western Nevada, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2005A, 5.000%, 8/01/27 – FGIC Insured	8/14 at 100.00	Aa2	1,608,235
3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,311,033
223,923	Total California			149,659,265
	Colorado – 3.5% (2.3% of Total Investments)
2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AGM Insured	6/15 at 100.00	AA+	2,183,555
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
5,365	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	5,762,117
1,000	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	1,069,260
1,085	Denver City and County, Colorado, Airport Revenue Bonds, Trust 2365, 13.476%, 11/15/25 – FGIC Insured (IF)	11/16 at 100.00	A+	1,363,845
9,780	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	2,328,716
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	3,456,100
1,250	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	1,452,563
1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+	1,117,380
500	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	532,290
32,095	Total Colorado			19,265,826
	Connecticut – 0.2% (0.1% of Total Investments)
1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	1,080,750
	District of Columbia – 1.0% (0.6% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,392,071
3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Residual Series 1731, 1736, 11.373%, 10/01/36 – AMBAC Insured (IF)	10/16 at 100.00	AA+	3,977,271
5,255	Total District of Columbia			5,369,342

22 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida – 9.7% (6.4% of Total Investments)
$4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA+	$4,603,574
3,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA+	3,271,050
3,450	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	AA–	3,626,399
2,750	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 – AMBAC Insured	6/13 at 101.00	AAA	3,008,253
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 16.750%, 12/01/16 – AGC Insured (IF)	No Opt. Call	AA+	3,265,734
20,000	Lee County, Florida, Airport Revenue Bonds, Series 2000A, 5.750%, 10/01/25 – AGM Insured (Alternative Minimum Tax)	10/11 at 100.00	AA+	20,222,800
4,115	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Monterey Pointe Apartments, Series 2001-2A, 5.850%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	4,142,118
7,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	7,040,250
3,730	Palm Beach County School Board, Florida, Certificates of Participation, Series 2003A, 5.000%, 8/01/16 – AMBAC Insured	8/13 at 100.00	AA–	4,028,960
51,050	Total Florida			53,209,138
	Georgia – 1.6% (1.0% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+	1,054,460
7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	7,413,280
8,000	Total Georgia			8,467,740
	Hawaii – 0.3% (0.2% of Total Investments)
1,620	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/21 – AGM Insured	7/13 at 100.00	AA+	1,770,044
	Illinois – 11.0% (7.2% of Total Investments)
9,500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/15 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.50	AA–	9,622,740
1,775	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	1,876,796
13,275	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 5.250%, 5/01/26 – AGM Insured	5/11 at 100.00	AA+	13,338,720
15,785	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.250%, 4/01/27 – AGM Insured	4/12 at 100.00	AA+	15,973,946
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	607,650
18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA	8,620,200
10,000	University of Illinois, Certificates of Participation, Utility Infrastructure Projects, Series 2001B, 5.250%, 8/15/21 (Pre-refunded 8/15/11) – AMBAC Insured	8/11 at 100.00	Aa2 (4)	10,392,400
73,335	Total Illinois			60,432,452
	Indiana – 2.1% (1.4% of Total Investments)
3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,756,102
6,905	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+	7,910,161
10,585	Total Indiana			11,666,263

Nuveen Investments 23

Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kansas – 1.4% (0.9% of Total Investments)
$5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	$5,671,105
2,000	Wichita, Kansas, Water and Sewerage Utility Revenue Bonds, Series 2003, 5.000%, 10/01/21 – FGIC Insured	10/13 at 100.00	Aa2	2,147,040
7,500	Total Kansas			7,818,145
	Kentucky – 6.0% (3.9% of Total Investments)
3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	3,173,740
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
2,530	6.150%, 10/01/27 – NPFG Insured	10/13 at 101.00	A	2,636,968
12,060	6.150%, 10/01/28 – NPFG Insured	10/13 at 101.00	A	12,569,897
	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000C:
3,815	6.150%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	A (4)	4,441,194
6,125	6.150%, 10/01/28 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 101.00	A (4)	7,130,358
2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA+ (4)	2,647,791
29,775	Total Kentucky			32,599,948
	Louisiana – 3.7% (2.4% of Total Investments)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
11,325	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	11,541,874
8,940	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	8,946,437
10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.415%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	AA	10,029
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 16.301%, 5/01/34, FGIC Insured (IF)	5/16 at 100.00	AA	5,014
20,280	Total Louisiana			20,503,354
	Maine – 0.1% (0.1% of Total Investments)
555	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 1999B, 6.000%, 7/01/29 – NPFG Insured	7/11 at 100.00	Aaa	559,784
	Maryland – 1.8% (1.1% of Total Investments)
2,030	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	A	2,001,702
7,335	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.500%, 3/01/18 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2	7,627,520
9,365	Total Maryland			9,629,222
	Massachusetts – 4.3% (2.8% of Total Investments)
5,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.000%, 7/01/27 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	AAA	5,383,350
4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA	4,274,280
3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.157%, 1/01/16 (IF)	No Opt. Call	AAA	4,093,779
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB)	2/17 at 100.00	AA+	3,485,994
	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
1,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,415,663
1,000	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,132,530
1,195	5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,353,373
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,265,060
21,245	Total Massachusetts			23,404,029

24 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan – 1.2% (0.8% of Total Investments)
$1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	AA+	$1,919,553
4,750	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1999A, 5.550%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	3/11 at 101.00	A	4,764,868
6,575	Total Michigan			6,684,421
	Minnesota – 0.2% (0.1% of Total Investments)
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA+	1,044,820
	Mississippi – 2.2% (1.5% of Total Investments)
2,715	Harrison County Wastewater Management District, Mississippi, Revenue Refunding Bonds, Wastewater Treatment Facilities, Series 1991B, 7.750%, 2/01/14 – FGIC Insured (ETM)	No Opt. Call	A (4)	3,311,757
2,545	Harrison County Wastewater Management District, Mississippi, Wastewater Treatment Facilities Revenue Refunding Bonds, Series 1991A, 8.500%, 2/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	2,863,761
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA+	6,069,051
10,705	Total Mississippi			12,244,569
	Nebraska – 2.3% (1.5% of Total Investments)
12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA	12,293,445
	Nevada – 2.2% (1.4% of Total Investments)
27,700	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (5)	1/11 at 100.00	D	5,820,601
5,720	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/32 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	Baa3 (4)	6,137,960
33,420	Total Nevada			11,958,561
	New Jersey – 3.8% (2.5% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,790,083
1,700	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,782,892
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	AA–	7,725,760
6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	7,095,120
2,100	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	2,277,954
18,500	Total New Jersey			20,671,809
	New Mexico – 1.2% (0.8% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,345	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AA+	1,490,946
3,290	5.000%, 6/01/23 – AMBAC Insured	6/14 at 100.00	AA+	3,633,706
1,330	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/23 – AMBAC Insured	4/14 at 100.00	AA	1,402,791
5,965	Total New Mexico			6,527,443
	New York – 9.7% (6.4% of Total Investments)
15,000	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+	16,088,100
4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,917,045
2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	3,090,075

Nuveen Investments 25

Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	$3,292,410
7,800	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	8,133,606
1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40 (WI/DD, Settling 11/05/10)	2/21 at 100.00	Aa2	1,387,550
1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 16.664%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	2,024,316
595	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/10 at 100.00	AA+	595,976
4,200	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.550%, 10/01/19 – NPFG Insured (Alternative Minimum Tax)	4/11 at 100.00	Aa1	4,205,544
	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 – AGM Insured (UB)	3/15 at 100.00	AAA	2,676,062
2,465	5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	2,662,619
5,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Bonds, Series 2003A, 5.000%, 11/15/32 – FGIC Insured	11/13 at 100.00	Aa3	5,222,800
50,820	Total New York			53,296,103
	Ohio – 3.6% (2.4% of Total Investments)
7,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/19 – FGIC Insured	6/14 at 100.00	A+	7,650,370
9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	8,866,814
3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+	3,321,357
19,110	Total Ohio			19,838,541
	Pennsylvania – 6.2% (4.0% of Total Investments)
3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,119,700
1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	No Opt. Call	AA+	1,212,730
6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,202,320
1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A1	1,711,136
2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	2,565,469
735	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	776,946
5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	5,370,300
8,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 (WI/DD, Settling 11/15/10)	6/20 at 100.00	AA+	8,196,160
2,500	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+	2,561,900
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	A	2,098,520
32,850	Total Pennsylvania			33,815,181

26 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.2% (1.4% of Total Investments)
$2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A	$2,608,700
25,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – NPFG Insured	No Opt. Call	Aa2	3,775,750
5,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A2	5,579,600
32,500	Total Puerto Rico			11,964,050
	South Carolina – 2.3% (1.5% of Total Investments)
2,425	Charleston County School District, South Carolina, General Obligation Bonds, Series 2004A, 5.000%, 2/01/22 – AMBAC Insured	2/14 at 100.00	Aa1	2,647,494
9,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	Aa3	9,985,621
12,375	Total South Carolina			12,633,115
	Tennessee – 1.3% (0.8% of Total Investments)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A:
7,500	0.000%, 1/01/24 – AGM Insured	1/13 at 52.75	AA+	3,609,225
5,000	0.000%, 1/01/25 – AGM Insured	1/13 at 49.71	AA+	2,263,300
2,750	0.000%, 1/01/26 – AGM Insured	1/13 at 46.78	AA+	1,166,935
15,250	Total Tennessee			7,039,460
	Texas – 16.7% (10.9% of Total Investments)
3,135	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004, 5.250%, 7/15/20 – AGM Insured (UB)	7/14 at 100.00	AA+	3,491,763
3,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	3,141,690
3,735	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003, 5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	4,114,999
4,700	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	5,079,290
4,500	Houston, Texas, General Obligation Public Improvement Bonds, Series 2001A, 5.000%, 3/01/22 – AGM Insured	3/11 at 100.00	AA+	4,561,515
17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	21,999,870
4,685	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.500%, 7/01/19 – AGM Insured (Alternative Minimum Tax)	1/11 at 100.00	AA+	4,697,322
19,200	Jefferson County Health Facilities Development Corporation, Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of Southeast Texas, Series 2001, 5.400%, 8/15/31 – AMBAC Insured	8/11 at 100.00	N/R	19,896,192
2,000	Laredo Independent School District Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 – AMBAC Insured	8/11 at 100.00	A	2,016,700
22,045	North Central Texas Health Facilities Development Corporation, Revenue Bonds, Children’s Medical Center of Dallas, Series 2002, 5.250%, 8/15/32 – AMBAC Insured	8/12 at 101.00	Aa3	22,606,927
84,000	Total Texas			91,606,268

Nuveen Investments 27

Nuveen Insured Quality Municipal Fund, Inc. (continued)
NQI	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah – 0.8% (0.5% of Total Investments)
$3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752-1, 12.492%, 6/15/27 – AGM Insured (IF)	6/18 at 100.00	AAA	$4,133,825
	Washington – 12.7% (8.3% of Total Investments)
10,730	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Refunding Bonds, Series 2001C, 5.650%, 7/01/32 – NPFG Insured (Alternative Minimum Tax) (UB)	7/11 at 101.00	AA	10,845,669
8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	8,380,480
1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.061%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+	1,908,456
15,025	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, Park Place Project, Series 2000A, 7.000%, 5/20/42	11/11 at 105.00	AA+	15,997,869
4,455	Seattle Housing Authority, Washington, GNMA Collateralized Mortgage Loan Low Income Housing Assistance Revenue Bonds, RHF/Esperanza Apartments Project, Series 2000A, 6.125%, 3/20/42 (Alternative Minimum Tax)	9/11 at 102.00	AA+	4,591,457
5,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 2000, 5.250%, 12/01/21 – AGM Insured	12/10 at 100.00	AA+	5,022,150
10,000	Washington State, General Obligation Bonds, Series 2002A-R-03, 5.000%, 1/01/19 – NPFG Insured	1/12 at 100.00	AA+	10,442,000
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB)	No Opt. Call	AA+	10,184,770
2,000	Washington, Certificates of Participation, Washington Convention and Trade Center, Series 1999, 5.250%, 7/01/14 – NPFG Insured	1/11 at 100.00	AA	2,006,860
78,385	Total Washington			69,379,711
	Wisconsin – 0.5% (0.4% of Total Investments)
1,635	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,899,134
1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A+	1,027,160
2,635	Total Wisconsin			2,926,294
$956,298	Total Long-Term Investments (cost $812,182,335) – 150.6%			824,651,012

28 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 2.4% (1.6% of Total Investments)
	Illinois – 1.3% (0.9% of Total Investments)
$7,000	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Obligations,Tender Option Bond Trust Series 26W, 0.290%, 1/01/37 (6)	1/17 at 100.00	A–1+	$7,000,000
	Texas – 1.1% (0.7% of Total Investments)
5,990	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 3181, 0.290%, 1/01/12 (6)	No Opt. Call	A–1	5,990,000
$12,990	Total Short-Term Investments (cost $12,990,000)			12,990,000
	Total Investments (cost $825,172,335) – 153.0%			837,641,012
	Floating Rate Obligations – (10.8)%			(59,405,000)
	Other Assets Less Liabilities – 1.5%			8,562,357
	Auction Rate Preferred Shares, at Liquidation Value – (43.7)% (7)			(239,200,000)
	Net Assets Applicable to Common Shares – 100%			$547,598,369

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.6%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

 Nuveen Investments 29

Nuveen Insured Municipal Opportunity Fund, Inc.
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 4.9% (3.2% of Total Investments)
$10,500	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – AMBAC Insured (UB)	1/17 at 100.00	AA+	$10,367,385
11,175	Hoover Board of Education, Alabama, Capital Outlay Tax Anticipation Warrants, Series 2001, 5.250%, 2/15/22 – NPFG Insured	2/11 at 100.00	AA	11,340,167
2,500	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002B, 5.125%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA	2,698,050
	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D:
425	5.000%, 2/01/38 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA	455,570
14,800	5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA	15,940,192
18,760	Jefferson County, Alabama, Sewer Revenue Capitol Improvement Warrants, Series 2001A, 5.000%, 2/01/41 (Pre-refunded 2/01/11) – FGIC Insured	2/11 at 101.00	AAA	19,121,318
10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 – FGIC Insured	1/11 at 100.00	Caa3	4,099,715
5,240	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.000%, 2/01/41 (Pre-refunded 2/01/11) – FGIC Insured	2/11 at 101.00	AAA	5,355,385
73,595	Total Alabama			69,377,782
	Alaska – 0.1% (0.1% of Total Investments)
1,630	Alaska Housing Finance Corporation, Collateralized Veterans Mortgage Program Bonds, First Series 1999A-1, 6.150%, 6/01/39	12/10 at 100.00	AAA	1,631,809
	Arizona – 2.1% (1.4% of Total Investments)
	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 – AMBAC Insured	3/15 at 100.00	AA–	2,083,700
2,000	5.000%, 9/01/27 – AMBAC Insured	3/15 at 100.00	AA–	2,067,560
1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	1,021,640
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA+	3,111,720
1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA+ (4)	1,152,660
5,200	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11033, 14.520%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA+	5,099,744
1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 – NPFG Insured	7/14 at 100.00	AA+	1,201,037
13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	14,284,966
28,840	Total Arizona			30,023,027
	Arkansas – 0.2% (0.1% of Total Investments)
2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1	2,738,071
	California – 25.2% (16.3% of Total Investments)
5,600	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	3,169,992
10,000	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.300%, 12/01/21 – AMBAC Insured	6/12 at 101.00	AA	10,285,800
	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
30,000	5.375%, 5/01/17 (Pre-refunded 5/01/12) – SYNCORA GTY Insured	5/12 at 101.00	Aaa	32,532,300
20,000	5.375%, 5/01/18 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aaa	21,688,200

30 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
$30	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	$34,973
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	29,144
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
3,670	5.000%, 12/01/24 – NPFG Insured (UB)	12/14 at 100.00	AAA	4,108,895
2,795	5.000%, 12/01/27 – NPFG Insured (UB)	12/14 at 100.00	AAA	3,079,447
10,150	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	10,263,579
3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	A1	3,589,005
20,000	Cucamonga County Water District, San Bernardino County, California, Certificates of Participation, Water Shares Purchase, Series 2001, 5.125%, 9/01/35 – FGIC Insured	9/11 at 101.00	AA–	20,145,000
5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA	6,202,813
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	9,595,100
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,398,172
5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA+	2,796,472
5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	BBB	4,828,900
2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	2,903,742
20,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA+	21,588,400
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	3,188,280
5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA+	3,425,032
5,515	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	5,562,594
690	Port of Oakland, California, Revenue Bonds, Series 2002L, 5.000%, 11/01/22 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A (4)	752,438
	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	12/11 at 101.00	N/R	14,612,100
5,000	5.125%, 6/15/33 – AMBAC Insured	12/11 at 101.00	N/R	4,675,800
2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	1,971,895
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/13 at 100.00	AA+	6,174,060
2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	AA+	3,250,309
2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,701,550
13,710	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/26 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1	13,771,284
1,220	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	1,340,499
3,030	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 – AMBAC Insured	7/11 at 100.00	AA+	3,091,994

Nuveen Investments 31

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$8,470	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2001, 5.125%, 7/01/36 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	AA+ (4)	$8,742,141
2,105	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/27 – AGM Insured	6/17 at 100.00	AA+	1,828,929
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	AAA	49,555,624
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	5.250%, 1/15/30 – NPFG Insured	1/11 at 100.00	A	29,756,670
21,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	4,207,550
19,595	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	17,812,835
11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	A	12,515,063
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	AA+	6,827,406
5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	5,144,300
395,255	Total California			359,148,287
	Colorado – 3.2% (2.1% of Total Investments)
1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB	1,047,470
1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 – AGM Insured	11/15 at 100.00	AA+	2,060,531
1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 – NPFG Insured	6/14 at 100.00	AA–	1,049,430
4,950	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	5,524,745
1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 – AGM Insured	12/14 at 100.00	Aa1	1,841,146
35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	17,083,227
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	3,456,100
4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	5,252,466
4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+	4,403,493
2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 – FGIC Insured	12/14 at 100.00	Aa2	2,672,700
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	1,064,580
69,020	Total Colorado			45,455,888
	District of Columbia – 1.0% (0.6% of Total Investments)
	District of Columbia Water and Sewerage Authority, Subordinate Lien Public Utility Revenue Bonds, Series 2003:
5,000	5.125%, 10/01/24 – FGIC Insured	10/13 at 100.00	AA–	5,465,900
5,000	5.125%, 10/01/25 – FGIC Insured	10/13 at 100.00	AA–	5,443,650
2,670	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	2,784,143
12,670	Total District of Columbia			13,693,693

32 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida – 24.9% (16.1% of Total Investments)
$1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	A1	$1,313,975
975	Broward County Housing Finance Authority, Florida, GNMA Collateralized Multifamily Housing Revenue Refunding Bonds, Pompano Oaks Apartments, Series 1997, 6.000%, 12/01/27 (Alternative Minimum Tax)	12/10 at 100.00	Aaa	976,277
3,820	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.250%, 7/01/19 – NPFG Insured	7/13 at 100.00	Aa3	4,143,439
2,150	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	2,260,725
4,500	Broward County, Florida, Water and Sewer Utility Revenue Bonds, Series 2003, 5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	AA	4,772,970
190	City of Gulf Breeze, Florida, Local Government Loan Program Bonds, Series 1985-FG&H, 5.000%, 12/01/20	1/11 at 100.00	N/R	190,401
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 – SYNCORA GTY Insured (UB)	11/17 at 100.00	AAA	5,443,632
12,585	5.000%, 11/01/32 – SYNCORA GTY Insured (UB)	11/17 at 100.00	AAA	13,157,114
	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Saxon Manor Isles Project, Series 1998B:
1,260	5.350%, 9/01/18 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA	1,261,462
1,000	5.400%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA	1,000,830
	Collier County Housing Finance Authority, Florida, Multifamily Housing Revenue Refunding Bonds, Saxon Manor Isles Project, Series 1998A, Subseries 1:
1,040	5.350%, 9/01/18 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA	1,041,206
1,400	5.400%, 9/01/23 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA	1,401,162
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – NPFG Insured	10/14 at 100.00	AA–	1,581,750
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AMBAC Insured	6/15 at 100.00	A1	3,143,760
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
1,230	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA	1,231,882
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AAA	1,891,531
1,100	Dade County, Florida, Seaport Revenue Refunding Bonds, Series 1995, 5.750%, 10/01/15 – NPFG Insured	4/11 at 100.00	A	1,104,499
	Davie, Florida, Water and Sewerage Revenue Refunding and Improvement Bonds, Series 2003:
910	5.250%, 10/01/17 – AMBAC Insured	10/13 at 100.00	N/R	1,000,882
475	5.250%, 10/01/18 – AMBAC Insured	10/13 at 100.00	N/R	510,193
	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003:
1,250	5.250%, 10/01/22 – NPFG Insured	10/13 at 100.00	A1	1,300,000
1,095	5.000%, 10/01/23 – NPFG Insured	10/13 at 100.00	A1	1,137,902
1,225	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	A1	1,269,210
1,555	DeSoto County, Florida, Capital Improvement Revenue Bonds, Series 2002, 5.250%, 10/01/20 – NPFG Insured	4/12 at 101.00	A1	1,644,521
2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – NPFG Insured	2/15 at 100.00	A	2,584,925
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – AGM Insured	8/15 at 100.00	AA+	2,568,425
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	1,231,776
3,945	Florida Governmental Utility Authority, Utility System Revenue Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 100.00	N/R (4)	4,437,849
1,000	Florida Governmental Utility Authority, Utility System Revenue Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 – AMBAC Insured	1/11 at 100.50	N/R	972,140
2,630	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2000-4, 0.000%, 7/01/30 – AGM Insured (Alternative Minimum Tax)	1/11 at 26.43	Aa1	743,264

Nuveen Investments 33

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
$3,365	5.375%, 11/01/25 – NPFG Insured	11/10 at 101.00	A	$3,402,251
3,345	5.375%, 11/01/30 – NPFG Insured	11/10 at 101.00	A	3,371,158
1,000	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18 – NPFG Insured	11/11 at 101.00	A	1,034,100
2,230	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund – Intermodal Program, Series 1999, 5.500%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	4/11 at 100.50	AA+	2,242,889
940	Florida State Board of Education, Full Faith and Credit, Public Education Capital Outlay Bonds, Series 2001C, 5.125%, 6/01/29 – FGIC Insured	6/11 at 101.00	AAA	975,917
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA+	2,183,160
5,200	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20 (Mandatory put 12/01/11) – FGIC Insured	12/11 at 101.00	BBB	5,250,180
380	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15 – FGIC Insured	1/11 at 100.00	BBB	381,235
360	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15 – FGIC Insured	12/10 at 100.00	N/R	360,850
1,500	Gulf Breeze, Florida, Local Government Loan Program, Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20 (Mandatory put 12/01/19) – FGIC Insured	12/10 at 101.00	N/R	1,516,920
1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+	1,981,489
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured	No Opt. Call	A	3,121,800
1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2	1,043,480
6,000	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 – NPFG Insured	7/13 at 100.00	Aa2	6,115,200
2,000	Hillsborough County, Florida, Community Investment Tax Revenue Bonds, Series 2004, 5.000%, 5/01/23 – AMBAC Insured	11/13 at 101.00	AA+	2,152,200
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	1,057,430
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	A+	2,722,492
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	Baa1	1,594,663
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	Baa1	1,736,322
4,425	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001C, 5.500%, 11/15/36 – NPFG Insured	11/12 at 100.00	Aa2	4,523,633
1,480	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa2	1,572,678
3,110	Jacksonville, Florida, GNMA Collateralized Housing Revenue Refunding Bonds, Windermere Manor Apartments, Series 1993A, 5.875%, 3/20/28	3/11 at 100.00	N/R	3,113,825
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Crossover Refunding Series 2007B, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	Aa2	1,581,810
1,000	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/14 – FGIC Insured	10/13 at 100.00	Aa2	1,103,380
1,450	Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%, 10/01/22 – AMBAC Insured	10/13 at 100.00	AA+	1,550,703
	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
1,730	5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	N/R	1,772,921
2,000	5.000%, 10/01/19 – AMBAC Insured	10/12 at 100.00	N/R	2,041,780
1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A2	1,285,559

34 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 – AMBAC Insured	10/14 at 100.00	A–	$1,581,620
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	989,590
3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	Aa3	3,064,980
2,000	Manatee County, Florida, Public Utilities Revenue Bonds, Series 2003, 5.125%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa2	2,188,460
	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003:
1,350	5.250%, 10/01/17 – NPFG Insured	10/13 at 100.00	Aa3	1,502,820
1,000	5.250%, 10/01/18 – NPFG Insured	10/13 at 100.00	Aa3	1,097,770
2,000	5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	2,048,480
1,425	Miami-Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Country Club Villas II Project, Series 2001-1A, 5.750%, 7/01/27 – AGM Insured (Alternative Minimum Tax)	6/11 at 100.00	AA+	1,435,816
2,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA+	2,206,292
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
5,615	5.750%, 10/01/19 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	5,887,215
35,920	5.375%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	36,126,540
12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	Aa3	12,966,204
5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,387,617
18,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997A, 0.000%, 10/01/21 – NPFG Insured	1/11 at 57.14	A	9,892,620
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA+	3,054,300
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	AA+	2,356,900
	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	A	1,382,183
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	A	2,235,905
2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA+	2,059,040
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	AA–	1,046,570
3,180	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/19 – FGIC Insured	1/13 at 100.00	AA	3,404,890
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	A+	2,548,000
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	Aa3	2,617,425
7,820	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	8,134,833
1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa3	1,821,523
1,065	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/12 at 100.00	AAA	1,080,677
2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	AA–	2,261,693
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,139,710

Nuveen Investments 35

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA	$7,444,000
1,470	Palm Beach County, Florida, Administrative Complex Revenue Refunding Bonds, Series 1993, 5.250%, 6/01/11 – FGIC Insured	No Opt. Call	Aa1	1,496,783
	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003:
1,000	5.250%, 10/01/19 – NPFG Insured	10/13 at 100.00	Aa3	1,091,190
500	5.250%, 10/01/20 – NPFG Insured	10/13 at 100.00	Aa3	545,595
500	5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	Aa3	543,755
3,000	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 – AGM Insured	4/16 at 100.00	AA+	3,107,100
	Plantation, Florida, Non-Ad Valorem Revenue Refunding and Improvement Bonds, Series 2003:
2,225	5.000%, 8/15/18 – AGM Insured	8/13 at 100.00	Aa3	2,342,413
1,300	5.000%, 8/15/21 – AGM Insured	8/13 at 100.00	Aa3	1,344,161
1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	1,219,374
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	987,240
	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002:
1,190	5.250%, 5/01/15 – NPFG Insured	5/12 at 100.00	Aa3	1,255,034
1,980	5.250%, 5/01/17 – NPFG Insured	5/12 at 100.00	Aa3	2,088,207
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
3,775	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	3,984,286
3,500	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	3,653,090
10,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2001, 0.000%, 9/01/29 (Pre-refunded 9/01/11) – NPFG Insured	9/11 at 34.97	A (4)	3,482,400
1,830	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) – NPFG Insured	9/13 at 100.00	A (4)	2,052,876
1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 – NPFG Insured	9/14 at 100.00	Aa3	1,056,900
1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,978,513
	Sebring, Florida, Water and Wastewater Revenue Refunding Bonds, Series 2002:
1,360	5.250%, 1/01/17 – FGIC Insured	1/13 at 100.00	A	1,464,312
770	5.250%, 1/01/18 – FGIC Insured	1/13 at 100.00	A	822,067
500	5.250%, 1/01/20 – FGIC Insured	1/13 at 100.00	A	533,810
5,730	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	A (4)	6,876,917
3,530	Seminole County, Florida, Water and Sewer Revenue Refunding and Improvement Bonds, Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	A	4,165,612
4,260	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA+	4,409,824
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
5,000	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	5,642,350
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,494,336
	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
1,475	5.125%, 10/01/20 – AGM Insured	10/13 at 100.00	Aa3	1,618,400
1,555	5.125%, 10/01/21 – AGM Insured	10/13 at 100.00	Aa3	1,706,177
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,588,025
1,245	Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002, 5.000%, 4/01/22 – FGIC Insured	4/12 at 100.00	A+	1,298,709
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA+	410,996
1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	12/10 at 100.00	AAA	1,521,780

36 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$10,255	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	N/R	$9,897,101
1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 – AMBAC Insured	2/14 at 100.00	Aa2	1,449,631
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa3	4,392,007
2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA+	2,110,660
12,000	Volusia County, Florida, School Board Certificates of Participation, Series 2007, 5.000%, 8/01/32 – AGM Insured (UB)	8/17 at 100.00	Aa3	12,132,720
1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	Aa3	1,869,484
359,745	Total Florida			355,705,235
	Georgia – 1.9% (1.2% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+	1,054,460
10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	10,590,400
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	Aa2	2,878,647
1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 – NPFG Insured	9/14 at 102.00	AA–	1,655,098
	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,695	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,866,924
1,135	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,250,123
4,500	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	4,600,755
960	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Series 1996, 5.250%, 8/01/13 – NPFG Insured	1/11 at 100.00	A	962,102
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured (Alternative Minimum Tax)	7/19 at 100.00	Aa3	2,368,643
25,885	Total Georgia			27,227,152
	Idaho – 0.2% (0.1% of Total Investments)
130	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-1, 6.750%, 7/01/22	No Opt. Call	Aaa	136,215
90	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1994B-2, 6.900%, 7/01/26 (Alternative Minimum Tax)	No Opt. Call	Aaa	91,482
125	Idaho Housing Agency, Single Family Mortgage Senior Bonds, Series 1995B, 6.600%, 7/01/27 (Alternative Minimum Tax)	1/11 at 100.00	Aaa	125,728
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	1,079,890
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,142,372
2,410	Total Idaho			2,575,687
	Illinois – 5.8% (3.7% of Total Investments)
1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 – AGM Insured	12/14 at 100.00	AA+	1,171,727
7,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+	7,363,650
	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Refunding Bonds, O’Hare International Airport, Series 2001E:
4,615	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	4,687,594
4,870	5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	4,944,462
7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	7,612,920
7,025	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	6,034,897

Nuveen Investments 37

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$10,000	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.500%, 5/15/21 – NPFG Insured	11/10 at 100.00	A	$10,005,200
2,095	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	12/10 at 100.00	Baa1	2,095,629
22,510	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.125%, 2/01/27 – FGIC Insured	2/12 at 100.00	A+	22,705,612
20,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45	No Opt. Call	AAA	2,430,600
20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	4,461,215
	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	5.000%, 12/01/22 – FGIC Insured	12/14 at 100.00	Aaa	4,549,723
2,365	5.000%, 12/01/23 – FGIC Insured	12/14 at 100.00	Aaa	2,515,485
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A+	1,749,320
117,035	Total Illinois			82,328,034
	Indiana – 4.3% (2.8% of Total Investments)
2,030	Decatur Township-Marion County Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/20 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 100.00	AA+ (4)	2,256,974
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA	5,172,050
8,000	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	8,165,440
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	No Opt. Call	AA+	5,307,450
20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	9,614,800
5,300	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	5,831,749
3,250	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AAA	3,511,008
1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (4)	1,517,135
5,000	Noblesville Redevelopment Authority, Indiana, Economic Development Lease Rental Bonds, Exit 10 Project, Series 2003, 5.000%, 1/15/28 – AMBAC Insured	7/13 at 100.00	AA–	5,133,450
10,000	Purdue University, Indiana, Student Fee Bonds, Series 2002O, 5.000%, 7/01/19 – NPFG Insured	1/12 at 100.00	Aaa	10,287,300
3,705	Whitley County Middle School Building Corporation, Columbia City, Indiana, First Mortgage Bonds, Series 2003, 5.000%, 7/15/16 (Pre-refunded 7/15/13) – AGM Insured	7/13 at 100.00	Aa3 (4)	4,138,337
68,625	Total Indiana			60,935,693
	Kansas – 0.7% (0.4% of Total Investments)
2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 – AGM Insured	9/14 at 101.00	AA+	2,219,523
	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
2,145	5.000%, 9/01/27 – AGM Insured	9/14 at 100.00	Aa3	2,224,773
4,835	5.000%, 9/01/29 – AGM Insured	9/14 at 100.00	Aa3	4,981,791
9,035	Total Kansas			9,426,087
	Kentucky – 2.9% (1.9% of Total Investments)
3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 – NPFG Insured	6/14 at 100.00	Aa2	4,247,635
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA+	4,517,821
10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA+	11,299,900

38 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+	$8,207,100
12,980	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2001A, 5.500%, 5/15/34 – NPFG Insured	11/11 at 101.00	AA–	13,603,429
38,210	Total Kentucky			41,875,885
	Louisiana – 4.5% (2.9% of Total Investments)
5,000	DeSoto Parish, Louisiana, Pollution Control Revenue Refunding Bonds, Cleco Utility Group Inc. Project, Series 1999, 5.875%, 9/01/29 – AMBAC Insured	3/11 at 101.00	BBB	5,024,700
3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+	3,331,705
4,535	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	4,688,963
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1	2,529,912
4,415	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	4,637,163
5,000	5.000%, 5/01/27 – FGIC Insured	5/15 at 100.00	Aa1	5,228,400
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
3,300	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	3,363,195
35,725	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	35,750,722
38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 15.415%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	AA	38,444
63,438	Total Louisiana			64,593,204
	Maine – 0.2% (0.2% of Total Investments)
3,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2003B, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	Aaa	3,302,610
	Maryland – 0.4% (0.2% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	5,193,950
	Massachusetts – 5.2% (3.4% of Total Investments)
4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA	4,808,565
22,500	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.375%, 1/01/42 (Pre-refunded 1/01/12) – AMBAC Insured	1/12 at 101.00	A (4)	24,027,525
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.198%, 12/15/34 (IF)	12/19 at 100.00	AAA	6,907,947
11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	12,213,300
7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB)	2/17 at 100.00	AA+	7,298,958
15,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	16,987,950
1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	A+ (4)	1,759,875
67,085	Total Massachusetts			74,004,120
	Michigan – 2.6% (1.7% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA+	6,225,770
6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured	10/11 at 100.00	A	5,857,200
7,420	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 1997A, 5.000%, 7/01/27 – NPFG Insured	1/11 at 100.00	Aa3	7,421,781
1,085	Grand Rapids Community College, Kent County, Michigan, General Obligation Refunding Bonds, Series 2003, 5.250%, 5/01/20 – AMBAC Insured	5/13 at 100.00	Aa1	1,183,844

Nuveen Investments 39

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$6,850	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 1998A, 5.375%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	12/10 at 100.00	A	$6,862,536
10,000	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 – NPFG Insured	12/11 at 101.00	A	10,055,400
36,845	Total Michigan			37,606,531
	Minnesota – 2.1% (1.4% of Total Investments)
5,000	Minneapolis, Minnesota, Health Care System Revenue Bonds,S Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA+	5,706,600
5,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AAA	6,053,700
4,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	4,544,960
13,005	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, Marian Center Project, Series 2001A, 6.450%, 6/20/43 (Pre-refunded 12/20/11)	12/11 at 102.00	N/R (4)	14,162,445
27,005	Total Minnesota			30,467,705
	Nebraska – 2.4% (1.5% of Total Investments)
27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA	27,433,954
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	5,429,600
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	1,077,070
33,125	Total Nebraska			33,940,624
	Nevada – 6.5% (4.2% of Total Investments)
8,475	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	Aaa	8,605,515
3,630	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	3,970,676
14,140	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	14,681,138
7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	7,627,213
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
15,000	5.625%, 1/01/34 – AMBAC Insured (5)	1/12 at 100.00	D	3,152,550
11,400	5.375%, 1/01/40 – AMBAC Insured (5)	1/11 at 100.00	D	2,395,482
14,985	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 – FGIC Insured	6/12 at 100.00	A	14,833,202
25,300	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002, 5.375%, 6/01/32 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	A3 (4)	27,269,605
10,000	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	Baa3 (4)	10,730,700
110,300	Total Nevada			93,266,081
	New Jersey – 4.1% (2.6% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
2,000	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	2,161,120
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,406,870
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	4,054,012
3,850	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	4,037,726

40 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	$30,745,520
	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
8,250	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	8,949,105
2,000	5.000%, 1/01/23 – AGM Insured (UB)	7/13 at 100.00	AA+	2,161,840
3,320	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/21 – AGM Insured (UB)	1/15 at 100.00	AA+	3,629,557
51,520	Total New Jersey			58,145,750
	New Mexico – 1.3% (0.8% of Total Investments)
3,660	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2005, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa3	3,891,568
13,600	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA+	14,216,080
17,260	Total New Mexico			18,107,648
	New York – 7.0% (4.5% of Total Investments)
1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	1,966,029
3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	3,627,913
3,820	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,667,429
12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	13,365,375
6,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	6,884,130
	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,500	5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	AA–	1,585,965
5,000	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AA–	5,213,850
3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40 (WI/DD, Settling 11/05/10)	2/21 at 100.00	Aa2	3,253,751
2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	3,062,400
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA	5,498,400
10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	10,784,000
5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 – AMBAC Insured	1/15 at 100.00	A+	5,273,650
14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA+	14,770,560
3,650	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	3,942,621
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	5.000%, 3/15/23 – FGIC Insured	3/14 at 100.00	AAA	1,096,810
5,000	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA	5,371,750
10,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.000%, 11/15/32 – NPFG Insured	11/12 at 100.00	Aa3	10,443,000
94,225	Total New York			99,807,633

Nuveen Investments 41

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina – 1.2% (0.8% of Total Investments)
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
$2,115	5.000%, 5/01/22 – FGIC Insured	5/14 at 100.00	AA–	$2,240,589
2,575	5.000%, 5/01/26 – FGIC Insured	5/14 at 100.00	AA–	2,672,103
5,250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/16 – AGM Insured	1/13 at 100.00	AA+	5,683,230
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3	3,435,119
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3	3,514,941
16,440	Total North Carolina			17,545,982
	North Dakota – 0.5% (0.3% of Total Investments)
	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3	2,385,482
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3	1,468,319
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3	3,234,690
6,550	Total North Dakota			7,088,491
	Ohio – 3.9% (2.5% of Total Investments)
2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 – FGIC Insured	6/14 at 100.00	A+	2,830,783
2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	2,349,180
2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 – AMBAC Insured	6/14 at 100.00	BBB+	2,480,090
2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Baa1	2,321,093
19,595	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	19,208,979
20,100	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 1999, 5.375%, 11/15/39 – AMBAC Insured	11/10 at 100.50	N/R	20,207,937
3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	3,395,670
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA+	2,129,260
53,935	Total Ohio			54,922,992
	Oklahoma – 2.6% (1.7% of Total Investments)
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,727,430
1,685	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AAA	1,731,118
21,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	20,820,660
5,245	Oklahoma State Industries Authority, Revenue Bonds, Oklahoma Medical Research Foundation, Series 2001, 5.250%, 2/01/21 – AMBAC Insured	2/11 at 100.00	A1	5,305,160
4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22 – AMBAC Insured	7/14 at 100.00	Aa3	5,104,431
36,310	Total Oklahoma			36,688,799
	Oregon – 0.2% (0.1% of Total Investments)
2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+	2,687,354

42 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania – 5.0% (3.2% of Total Investments)
$2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	No Opt. Call	AA+	$2,253,700
7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA+	8,442,661
5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	5,497,433
1,565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,654,315
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A+	1,863,036
11,740	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	11,675,430
2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	2,797,148
10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 (WI/DD, Settling 11/15/10)	6/20 at 100.00	AA+	10,245,200
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+	7,229,682
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+	5,445,009
6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 – AGM Insured	8/15 at 100.00	Aa2	6,700,593
	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured (UB)	1/16 at 100.00	AA+	3,567,083
3,450	5.000%, 1/15/23 – AGM Insured (UB)	1/16 at 100.00	AA+	3,730,761
68,375	Total Pennsylvania			71,102,051
	Puerto Rico – 0.8% (0.6% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AAA	2,945,925
2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 – FGIC Insured	7/13 at 100.00	A3	2,076,540
1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	A3	1,654,284
36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	5,437,080
42,050	Total Puerto Rico			12,113,829
	Rhode Island – 1.7% (1.1% of Total Investments)
2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	1/11 at 100.00	A	2,199,697
20,475	Rhode Island Depositors Economic Protection Corporation, Special Obligation Refunding Bonds, Series 1993B, 5.250%, 8/01/21 (Pre-refunded 2/01/11) – NPFG Insured	2/11 at 100.00	A (4)	20,734,418
1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 – AMBAC Insured	9/14 at 100.00	A1	1,532,138
24,075	Total Rhode Island			24,466,253
	South Carolina – 5.4% (3.5% of Total Investments)
14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.496%, 8/01/15 – AGM Insured (IF)	No Opt. Call	AA+	16,545,710
10,000	Beaufort County, South Carolina, Tax Increment Bonds, New River Redevelopment Project, Series 2002, 5.000%, 6/01/27 – NPFG Insured	12/12 at 100.00	A+	10,176,100

Nuveen Investments 43

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
$2,000	5.250%, 8/15/22 – NPFG Insured	8/14 at 100.00	A	$2,145,760
2,605	5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	A	2,790,893
2,385	5.250%, 8/15/25 – NPFG Insured	8/14 at 100.00	A	2,520,945
375	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 – AMBAC Insured (ETM)	No Opt. Call	Aaa	332,273
7,955	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1988A, 0.000%, 1/01/13 – AMBAC Insured	No Opt. Call	N/R	7,136,112
8,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002A, 5.200%, 11/01/27 – AMBAC Insured	11/12 at 100.00	A	8,423,520
10,000	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2002B, 5.450%, 11/01/32 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	A	10,055,500
17,500	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	Aa3	17,562,650
75,470	Total South Carolina			77,689,463
	Tennessee – 0.5% (0.3% of Total Investments)
6,455	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2001A, 5.500%, 3/01/18 – AGM Insured (Alternative Minimum Tax)	3/11 at 100.00	AA+	6,504,833
	Texas – 8.9% (5.8% of Total Investments)
435	Capital Area Housing Finance Corporation, Texas, FNMA Backed Single Family Mortgage Revenue Refunding Bonds, Series 2002A-2, 6.300%, 4/01/35 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 106.00	Aaa	461,664
12,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Series 2000A, 6.125%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	11/10 at 100.00	A+	12,516,000
25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	A	24,412,250
4,671	Houston Housing Finance Corporation, Texas, GNMA Collateralized Mortgage Multifamily Housing Revenue Bonds, RRG Apartments Project, Series 2001, 6.350%, 3/20/42	9/11 at 105.00	Aaa	4,901,654
	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A:
4,000	5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,322,800
5,000	5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,385,650
17,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 5.250%, 9/01/33 – AMBAC Insured	9/11 at 100.00	A2	17,212,825
900	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.625%, 7/01/30 – AGM Insured (Alternative Minimum Tax)	1/11 at 100.00	AA+	900,468
23,865	Jefferson County Health Facilities Development Corporation, Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital of Southeast Texas, Series 2001, 5.500%, 8/15/41 – AMBAC Insured	8/11 at 100.00	N/R	24,749,198
140	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 (Pre-refunded 5/15/11) – NPFG Insured	5/11 at 100.00	A1 (4)	143,562
8,065	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21 – NPFG Insured	5/11 at 100.00	A1	8,210,170
	Port of Houston Authority, Harris County, Texas, General Obligation Port Improvement Bonds, Series 2001B:
3,205	5.500%, 10/01/18 – FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AAA	3,276,664
3,375	5.500%, 10/01/19 – FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	AAA	3,438,113
7,205	San Antonio, Texas, Airport System Improvement Revenue Bonds, Series 2001, 5.375%, 7/01/15 – FGIC Insured (Alternative Minimum Tax)	7/11 at 101.00	A+	7,413,080
7,550	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 – NPFG Insured	8/16 at 100.00	A	7,706,436
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	11/10 at 100.00	AA–	1,879,118
125,251	Total Texas			126,929,652

44 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah – 1.3% (0.8% of Total Investments)
$2,000	Clearfield City, Utah, Sales Tax Revenue Bonds, Series 2003, 5.000%, 7/01/28 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	AA– (4)	$2,226,980
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (UB)	6/18 at 100.00	AAA	16,155,900
17,000	Total Utah			18,382,880
	Virginia – 1.2% (0.8% of Total Investments)
1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 – AGM Insured	6/14 at 100.00	AA+	1,159,448
4,840	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001A, 5.500%, 10/01/19 – NPFG Insured (Alternative Minimum Tax)	10/11 at 101.00	AA–	5,056,300
1,000	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA+	1,027,340
10,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.375%, 7/01/36 – NPFG Insured (UB)	7/11 at 100.00	AAA	10,199,900
16,875	Total Virginia			17,442,988
	Washington – 4.3% (2.8% of Total Investments)
2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 – FGIC Insured	1/15 at 100.00	AA–	2,588,725
3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 – FGIC Insured	12/14 at 100.00	AA+	3,753,715
5,000	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 13.493%, 1/01/39 – AGC Insured (IF)	1/19 at 100.00	AA+	6,333,350
17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	17,808,520
4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.061%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+	4,980,326
4,250	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	5,364,988
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,187,468
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,378,916
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,576,958
5,945	Washington State, General Obligation Bonds, Series 2006, Trust 1212, 13.126%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	7,115,868
54,805	Total Washington			61,088,834
	West Virginia – 0.7% (0.5% of Total Investments)
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA	10,466,300
	Wisconsin – 2.1% (1.4% of Total Investments)
15,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 – NPFG Insured	2/11 at 100.00	A	15,004,800
290	Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 – FGIC Insured	5/14 at 100.00	AA	315,161
2,600	Wisconsin, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (4)	2,993,796
10,946	Wisconsin, General Obligation Bonds, Series 2004-4, 5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	AA	11,791,155
28,836	Total Wisconsin			30,104,912
$2,298,725	Total Long-Term Investments (cost $2,114,348,889) – 154.0%			2,195,803,799

Nuveen Investments 45

Nuveen Insured Municipal Opportunity Fund, Inc. (continued)
NIO	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Short-Term Investments – 0.6% (0.4% of Total Investments)
	Colorado – 0.1% (0.1% of Total Investments)
$1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Variable Rate Demand Obligations, Tender Option Bond Trust 2906Z, 0.290%, 3/01/16 (6)	No Opt. Call	A–1+	$1,400,000
	Georgia – 0.1% (0.1% of Total Investments)
1,882	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2008-1061, 0.300%, 7/01/34 (6)	7/17 at 100.00	A–1	1,882,000
	Illinois – 0.2% (0.1% of Total Investments)
3,000	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust Series 26W, 0.290%, 1/01/37 (6)	1/17 at 100.00	A–1+	3,000,000
	North Carolina – 0.2% (0.1% of Total Investments)
2,500	Sampson County, North Carolina, Certificates of Participation, Series 2006, Variable Rate Demand Obligations, Series 112, 0.330%, 6/01/34 (6)	No Opt. Call	A–1	2,500,000
$8,782	Total Short-Term Investments (cost $8,782,000)			8,782,000
	Total Investments (cost $2,123,130,889) – 154.6%			2,204,585,799
	Floating Rate Obligations – (9.5)%			(134,833,333)
	Other Assets Less Liabilities – 1.5%			21,491,843
	Auction Rate Preferred Shares, at Liquidation Value – (46.6)% (7)			(664,825,000)
	Net Assets Applicable to Common Shares – 100%			$1,426,419,309

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.2%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

46 Nuveen Investments

Nuveen Premier Insured Municipal Income Fund, Inc.
NIF	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 0.8% (0.5% of Total Investments)
$2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 – AMBAC Insured	8/15 at 100.00	AA+	$2,297,680
	Arizona – 3.9% (2.6% of Total Investments)
2,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+	2,089,640
4,370	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	4,627,524
5,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/40 – FGIC Insured	No Opt. Call	AA	4,630,200
11,370	Total Arizona			11,347,364
	Arkansas – 1.5% (1.0% of Total Investments)
4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A+	4,280,818
	California – 25.6% (17.2% of Total Investments)
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	11,658
990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/26 – NPFG Insured (UB)	12/14 at 100.00	AAA	1,090,752
1,250	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – NPFG Insured (Alternative Minimum Tax)	4/11 at 102.00	A	1,289,275
1,890	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/30 – FGIC Insured	8/12 at 34.89	A+	532,092
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	AA (4)	2,886,726
1,005	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/26 – AGM Insured	10/14 at 100.00	AA+	1,071,049
1,150	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA+	607,695
45	Kern County Housing Authority, California, GNMA Guaranteed Tax-Exempt Mortgage Obligation Bonds, Series 1994A-I, 7.150%, 12/30/24 (Alternative Minimum Tax)	No Opt. Call	AAA	46,685
35	Kern County Housing Authority, California, GNMA Guaranteed Tax-Exempt Mortgage Obligation Bonds, Series 1994A-III, 7.450%, 6/30/25 (Alternative Minimum Tax)	No Opt. Call	AAA	36,392
3,590	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	AAA	4,660,718
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A	5,931,350
8,880	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	AAA	11,789,887
7,315	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 8.300%, 9/01/14 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	8,357,973
8,565	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	AAA	11,272,225
4,300	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.125%, 5/01/19 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	A1	4,337,324
29,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A	6,188,890
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	A	2,099,280

Nuveen Investments 47

Nuveen Premier Insured Municipal Income Fund, Inc. (continued)
NIF	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$4,475	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	$4,067,999
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Aaa	2,762,813
1,815	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 – NPFG Insured	5/13 at 101.00	Aa1	1,844,240
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,760,164
94,145	Total California			74,645,187
	Colorado – 7.6% (5.1% of Total Investments)
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.988%, 10/01/41 – AGM Insured (IF)	4/18 at 100.00	AA+	3,297,900
2,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/18 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	A+	2,609,500
20,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	5,515,200
4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 – AGM Insured	12/14 at 100.00	AA+	4,709,870
2,065	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	2,399,633
1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 – NPFG Insured	12/14 at 100.00	Aa2	1,530,890
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2002A, 5.000%, 6/01/19 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	Aa2 (4)	1,072,700
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	1,064,580
35,360	Total Colorado			22,200,273
	District of Columbia – 0.2% (0.2% of Total Investments)
665	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	693,429
	Florida – 5.1% (3.4% of Total Investments)
2,285	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	A	2,391,847
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Series 2004A, 5.000%, 10/01/19 – FGIC Insured	10/13 at 100.00	Aa2	1,627,845
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA+	4,108,520
4,240	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2003-1, 5.250%, 10/01/17 – NPFG Insured	10/13 at 100.00	A1	4,630,080
2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	2,078,520
14,025	Total Florida			14,836,812
	Georgia – 1.5% (1.0% of Total Investments)
2,700	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	2,837,079
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,623,159
4,050	Total Georgia			4,460,238
	Hawaii – 0.8% (0.5% of Total Investments)
2,250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D, 6.150%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	Baa1	2,254,500

48 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois – 13.1% (8.9% of Total Investments)
$4,000	Bridgeview, Illinois, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 – FGIC Insured	12/12 at 100.00	A	$4,112,800
8,200	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	Aa2	9,067,150
1,450	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	1,533,158
21,860	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	18,002,803
2,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	2,560,475
200	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.250%, 6/15/42 – NPFG Insured	6/12 at 101.00	AAA	202,014
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A	2,905,650
43,220	Total Illinois			38,384,050
	Indiana – 4.1% (2.8% of Total Investments)
2,130	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,174,048
	Indiana University, Parking Facility Revenue Bonds, Series 2004:
1,015	5.250%, 11/15/19 – AMBAC Insured	11/14 at 100.00	Aaa	1,145,488
1,060	5.250%, 11/15/20 – AMBAC Insured	11/14 at 100.00	Aaa	1,196,274
1,100	5.250%, 11/15/21 – AMBAC Insured	11/14 at 100.00	Aaa	1,241,416
9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	5,240,274
1,000	Metropolitan School District Steuben County K-5 Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 1/15/21 – AGM Insured	7/14 at 102.00	AA+	1,094,580
15,560	Total Indiana			12,092,080
	Iowa – 1.2% (0.8% of Total Investments)
3,345	Ames, Iowa, Hospital Revenue Refunding Bonds, Mary Greeley Medical Center, Series 2003, 5.000%, 6/15/17 – AMBAC Insured	6/13 at 100.00	N/R	3,431,937
	Kansas – 0.3% (0.2% of Total Investments)
985	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006, 5.000%, 9/01/31 – AGM Insured	9/14 at 100.00	Aa3	1,009,280
	Louisiana – 2.8% (1.9% of Total Investments)
885	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	915,046
7,160	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	7,297,114
8,045	Total Louisiana			8,212,160
	Maryland – 2.2% (1.5% of Total Investments)
1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	Baa2	1,209,840
5,000	Maryland Transportation Authority, Airport Parking Revenue Bonds, Baltimore-Washington International Airport Passenger Facility, Series 2002B, 5.125%, 3/01/21 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 101.00	A2	5,133,950
6,200	Total Maryland			6,343,790
	Massachusetts – 4.5% (3.0% of Total Investments)
2,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA	2,671,425
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.266%, 7/01/29 (IF)	7/19 at 100.00	AA	3,712,189

Nuveen Investments 49

Nuveen Premier Insured Municipal Income Fund, Inc. (continued)
NIF	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	$4,885,320
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB)	2/17 at 100.00	AA+	1,735,452
11,960	Total Massachusetts			13,004,386
	Michigan – 1.3% (0.9% of Total Investments)
3,810	Michigan Housing Development Authority, GNMA Collateralized Limited Obligation Multifamily Housing Revenue Bonds, Cranbrook Apartments, Series 2001A, 5.500%, 2/20/43 (Alternative Minimum Tax)	8/12 at 102.00	Aaa	3,901,516
	Minnesota – 2.1% (1.4% of Total Investments)
4,860	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2001B, 5.750%, 1/01/15 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.00	AA–	4,897,859
130	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 – NPFG Insured	2/11 at 100.00	AA+	130,546
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AAA	1,210,740
5,990	Total Minnesota			6,239,145
	Missouri – 0.7% (0.5% of Total Investments)
2,000	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/21 – NPFG Insured	10/13 at 100.00	A	2,160,740
	Nevada – 5.8% (3.9% of Total Investments)
2,100	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 – NPFG Insured	12/12 at 100.00	Aaa	2,132,340
900	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Series 2002, 5.000%, 6/01/32 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+ (4)	984,465
4,715	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	4,895,443
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
160	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	D	12,342
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/11 at 100.00	D	420,260
7,990	Reno, Nevada, Senior Lien Sales and Room Tax Revenue Bonds, Reno Transportation Rail Access Corridor Project, Series 2002, 5.250%, 6/01/41 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	Baa3 (4)	8,589,570
17,865	Total Nevada			17,034,420
	New Jersey – 2.5% (1.7% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,200	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,263,588
1,200	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,258,512
4,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	4,730,080
6,400	Total New Jersey			7,252,180
	New Mexico – 1.1% (0.7% of Total Investments)
2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA+	3,138,165

50 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York – 6.7% (4.5% of Total Investments)
$1,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	$1,045,760
2,185	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,097,731
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	5,346,150
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.250%, 11/15/27 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 100.00	AAA	10,984,300
18,185	Total New York			19,473,941
	North Carolina – 3.0% (2.0% of Total Investments)
1,775	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2009-43W, 13.037%, 7/01/38 (IF)	7/20 at 100.00	AAA	2,285,614
3,100	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.125%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	3,127,466
3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3	3,283,966
7,925	Total North Carolina			8,697,046
	Ohio – 1.5% (1.0% of Total Investments)
4,605	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	A1	4,514,282
	Oklahoma – 1.4% (0.9% of Total Investments)
3,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,727,430
360	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AAA	369,853
3,860	Total Oklahoma			4,097,283
	Oregon – 4.1% (2.8% of Total Investments)
	Oregon Health Sciences University, Revenue Bonds, Series 2002A:
5,000	5.000%, 7/01/26 – NPFG Insured	1/13 at 100.00	A1	5,051,900
7,000	5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A1	7,020,930
12,000	Total Oregon			12,072,830
	Pennsylvania – 6.8% (4.6% of Total Investments)
1,500	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	1,559,850
6,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,202,320
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA+	4,261,280
1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	1,832,478
2,680	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	2,665,260
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,118,859
2,065	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+	2,170,645
19,045	Total Pennsylvania			19,810,692

Nuveen Investments 51

Nuveen Premier Insured Municipal Income Fund, Inc. (continued)
NIF	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Puerto Rico – 2.7% (1.8% of Total Investments)
$2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A	$2,608,700
1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	A3	1,067,280
1,175	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	1,238,086
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – NPFG Insured	No Opt. Call	Aa2	755,150
2,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A	2,226,020
11,675	Total Puerto Rico			7,895,236
	Tennessee – 1.9% (1.3% of Total Investments)
3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	Aa2	3,210,150
2,055	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – AGM Insured	10/14 at 100.00	AA+	2,271,268
5,055	Total Tennessee			5,481,418
	Texas – 12.7% (8.5% of Total Investments)
12,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	1/11 at 100.00	A+	12,505,500
4,040	Harris County, Texas, Subordinate Lien Unlimited Tax Toll Road Revenue Bonds, Tender Options Bond Trust 3028, 13.772%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA	6,428,246
	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003:
4,565	5.250%, 12/15/20 – FGIC Insured	12/13 at 100.00	A+	5,024,239
4,800	5.250%, 12/15/21 – FGIC Insured	12/13 at 100.00	A+	5,275,632
7,600	San Antonio, Texas, Airport System Improvement Revenue Bonds, Series 2001, 5.375%, 7/01/16 – FGIC Insured (Alternative Minimum Tax)	7/11 at 101.00	A+	7,800,108
33,505	Total Texas			37,033,725
	Utah – 2.1% (1.4% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA+	6,147,014
	Virginia – 0.1% (0.1% of Total Investments)
250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA+	256,835
	Washington – 16.9% (11.4% of Total Investments)
5,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001B, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax) (UB)	7/11 at 101.00	AA	5,035,600
	King County School District 405, Bellevue, Washington, General Obligation Bonds, Series 2002:
9,285	5.000%, 12/01/19 – FGIC Insured	12/12 at 100.00	Aaa	10,156,397
12,785	5.000%, 12/01/20 – FGIC Insured	12/12 at 100.00	Aaa	13,984,872
	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003:
2,755	5.250%, 12/01/18 – FGIC Insured	6/13 at 100.00	Aa1	3,079,208
2,990	5.250%, 12/01/19 – FGIC Insured	6/13 at 100.00	Aa1	3,341,863
4,715	Port of Seattle, Washington, Revenue Bonds, Series 2001B, 5.625%, 4/01/17 – FGIC Insured (Alternative Minimum Tax)	10/11 at 100.00	Aa2	4,884,646
895	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	896,557

52 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$1,265	Tacoma, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/18 – FGIC Insured	12/12 at 100.00	AA	$1,356,648
1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 10.703%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	1,479,450
5,000	Washington State, General Obligation Bonds, Series 2001C, 5.250%, 1/01/26 (Pre-refunded 1/01/11) – AGM Insured	1/11 at 100.00	AA+ (4)	5,043,200
45,940	Total Washington			49,258,441
$463,995	Total Investments (cost $414,983,125) – 148.6%			433,958,893
	Floating Rate Obligations – (7.7)%			(22,365,000)
	Other Assets Less Liabilities – 3.7%			10,548,915
	Auction Rate Preferred Shares, at Liquidation Value – (44.6)% (6)			(130,125,000)
	Net Assets Applicable to Common Shares – 100%			$292,017,808

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 53

Nuveen Insured Premium Income Municipal Fund 2
NPX	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 3.7% (2.5% of Total Investments)
$3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 – NPFG Insured	6/15 at 100.00	A1	$3,836,175
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	A	1,065,250
1,040	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	A	780,312
11,135	Limestone County Water and Sewer Authority, Alabama, Water Revenue Bonds, Series 2007, 4.500%, 12/01/37 – SYNCORA GTY Insured	3/17 at 100.00	A+	10,510,327
2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 – AGM Insured	3/15 at 100.00	AAA	2,740,194
19,910	Total Alabama			18,932,258
	Arizona – 4.9% (3.2% of Total Investments)
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA+	2,969,708
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA+	3,624,705
5,000	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA+	5,224,100
12,365	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/27 – NPFG Insured (UB)	7/15 at 100.00	AAA	12,962,724
23,665	Total Arizona			24,781,237
	Arkansas – 2.6% (1.7% of Total Investments)
5,745	Arkansas Development Finance Authority, State Facility Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 – AGM Insured	6/14 at 100.00	AA+	6,384,189
	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B:
2,000	5.000%, 11/01/27 – NPFG Insured	11/14 at 100.00	Aa2	2,152,420
2,000	5.000%, 11/01/28 – NPFG Insured	11/14 at 100.00	Aa2	2,109,680
2,480	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/35 – AMBAC Insured	12/13 at 100.00	Aa2	2,550,581
12,225	Total Arkansas			13,196,870
	California – 20.1% (13.3% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A	5,598,278
20	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	23,315
1,980	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/24 – NPFG Insured	12/14 at 100.00	AAA	2,216,788
1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – NPFG Insured	10/15 at 100.00	Aa3	1,329,237
3,175	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/35 – FGIC Insured	8/12 at 26.19	A+	628,650
31,200	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/34 – NPFG Insured	1/11 at 25.70	A	6,623,136
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,728,043
7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	6,740,860
1,870	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA+	988,164

54 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$6,520	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 – AMBAC Insured	7/15 at 100.00	Aa2	$6,949,994
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	4,251,040
15,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/30 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA	16,917,300
1,750	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	8/13 at 100.00	AAA	1,987,790
8,250	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured	8/13 at 100.00	AAA	8,402,213
1,435	Pasadena Area Community College District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/22 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	AA+ (4)	1,598,088
735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/10 at 101.00	N/R	744,482
	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 – AMBAC Insured	2/15 at 100.00	AA+	1,755,350
720	5.000%, 2/01/25 – AMBAC Insured	2/15 at 100.00	AA+	751,169
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
3,825	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	748,553
26,900	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	4,544,217
2,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	A	2,099,280
7,845	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	7,131,497
5,000	Torrance, California, Certificates of Participation, Refunding Series 2005B, 5.000%, 6/01/24 – AMBAC Insured	No Opt. Call	AA	5,112,550
12,500	University of California, Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	AA	12,722,125
169,315	Total California			101,592,119
	Colorado – 9.2% (6.1% of Total Investments)
1,940	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Adams School District 12 – Pinnacle School, Series 2003, 5.250%, 6/01/23 – SYNCORA GTY Insured	6/13 at 100.00	A	1,979,751
3,405	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 5.250%, 12/01/23 – SYNCORA GTY Insured	12/13 at 100.00	A	3,485,426
16,095	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	17,963,790
5,725	Denver School District 1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – AGM Insured	12/13 at 100.00	AA+	6,355,036
12,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	3,309,120
1,325	El Paso County, Colorado, Certificates of Participation, Detention Facility Project, Series 2002B, 5.000%, 12/01/27 – AMBAC Insured	12/12 at 100.00	AA–	1,396,033
	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
2,500	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	2,905,125
5,125	5.000%, 12/15/23 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	5,955,506
2,000	5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured (UB)	12/14 at 100.00	AA+ (4)	2,324,100
1,000	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	1,064,580
51,115	Total Colorado			46,738,467

Nuveen Investments 55

Nuveen Insured Premium Income Municipal Fund 2 (continued)
NPX	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia – 0.2% (0.1% of Total Investments)
$1,065	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	$1,110,529
	Florida – 2.2% (1.5% of Total Investments)
1,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA+	1,090,350
4,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2003J, 5.000%, 6/01/22 – AMBAC Insured	6/13 at 101.00	AAA	4,375,640
5,720	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA+	5,889,941
10,720	Total Florida			11,355,931
	Georgia – 3.9% (2.6% of Total Investments)
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	Aa2	1,564,150
4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	7/14 at 100.00	A1	4,182,800
1,475	Columbus, Georgia, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa2	1,559,975
	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A:
1,775	5.000%, 11/01/21 – NPFG Insured	11/13 at 100.00	A1	1,902,339
2,580	5.000%, 11/01/22 – NPFG Insured	11/13 at 100.00	A1	2,745,275
4,500	South Fulton Municipal Regional Water and Sewerage Authority, Georgia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/01/33 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	N/R (4)	4,928,175
3,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2002, 5.200%, 10/01/22 – AMBAC Insured	10/12 at 101.00	A+	3,077,850
18,865	Total Georgia			19,960,564
	Hawaii – 4.5% (3.0% of Total Investments)
2,375	Hawaii County, Hawaii, General Obligation Bonds, Series 2003A, 5.000%, 7/15/19 – AGM Insured	7/13 at 100.00	AA+	2,594,973
20,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Refunding Bonds, Hawaiian Electric Company Inc., Series 2000, 5.700%, 7/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	Baa1	20,211,400
22,375	Total Hawaii			22,806,373
	Idaho – 0.0% (0.0% of Total Investments)
235	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1998E, 5.450%, 7/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	Aaa	242,915
	Illinois – 5.9% (3.9% of Total Investments)
1,015	Chicago Park District, Illinois, Limited Tax General Obligation Park Bonds, Series 2001C, 5.500%, 1/01/18 – FGIC Insured	7/11 at 100.00	AA	1,043,349
8,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+	8,415,600
	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A:
1,295	6.125%, 4/01/12 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	1,354,609
5,045	6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	6,167,311
1,950	Illinois Health Facilities Authority, Revenue Refunding Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 – NPFG Insured (ETM)	No Opt. Call	AAA	2,323,776
4,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	4,096,760

56 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$15,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	$1,822,950
5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA	4,323,577
130	Peoria, Moline and Freeport, Illinois, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1995A, 7.600%, 4/01/27 (Alternative Minimum Tax)	4/11 at 100.00	AA+	132,170
42,160	Total Illinois			29,680,102
	Indiana – 4.9% (3.2% of Total Investments)
	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004:
2,105	5.000%, 8/01/23 – AGM Insured	8/14 at 100.00	Aaa	2,330,698
2,215	5.000%, 8/01/24 – AGM Insured	8/14 at 100.00	Aaa	2,445,050
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA	10,584,600
3,730	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,807,136
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	5,501,650
23,050	Total Indiana			24,669,134
	Kansas – 0.3% (0.2% of Total Investments)
1,250	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/27 – AGM Insured	9/14 at 101.00	AA+	1,335,363
	Kentucky – 1.1% (0.7% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A	2,149,537
3,040	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2005B, 5.000%, 7/01/25 – AMBAC Insured	7/15 at 100.00	AA+	3,315,302
9,050	Total Kentucky			5,464,839
	Louisiana – 5.1% (3.4% of Total Investments)
3,940	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	4,073,763
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,010	5.000%, 5/01/25 – FGIC Insured	5/15 at 100.00	Aa1	1,064,671
2,210	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	2,321,207
2,500	5.000%, 5/01/27 – FGIC Insured	5/15 at 100.00	Aa1	2,614,200
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
1,320	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	1,345,278
14,265	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	14,275,271
25,245	Total Louisiana			25,694,390
	Maryland – 0.8% (0.6% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	1,815,969
2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	A	2,460,220
4,360	Total Maryland			4,276,189

Nuveen Investments 57

Nuveen Insured Premium Income Municipal Fund 2 (continued)
NPX	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts – 3.4% (2.2% of Total Investments)
$3,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA	$3,205,710
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,434,130
290	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	N/R	240,233
3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 13.034%, 8/15/37 – AMBAC Insured (IF)	8/17 at 100.00	AA+	3,915,390
	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
3,650	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	4,133,735
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,265,060
15,275	Total Massachusetts			17,194,258
	Michigan – 0.6% (0.4% of Total Investments)
3,170	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.000%, 4/01/16 – AMBAC Insured (Alternative Minimum Tax)	4/11 at 100.00	AA	3,178,337
	Minnesota – 0.2% (0.1% of Total Investments)
795	Minnesota Housing Finance Agency, Rental Housing Bonds, Series 1995D, 5.950%, 2/01/18 – NPFG Insured	2/11 at 100.00	AA+	798,339
	Missouri – 0.5% (0.3% of Total Investments)
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 – NPFG Insured	3/16 at 100.00	Aa1	1,125,270
405	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Brookstone Village Apartments, Series 1996A, 6.000%, 12/01/16 – AGM Insured (Alternative Minimum Tax)	12/10 at 100.00	AAA	405,753
750	Missouri Western State College, Auxiliary System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A	762,390
2,155	Total Missouri			2,293,413
	Nebraska – 2.8% (1.9% of Total Investments)
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	1,077,070
11,520	Nebraska Public Power District, Power Supply System Revenue Bonds, Series 2006A, 5.000%, 1/01/41 – FGIC Insured	1/16 at 100.00	A1	11,889,677
865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.418%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,397,935
13,385	Total Nebraska			14,364,682
	Nevada – 3.5% (2.3% of Total Investments)
5,000	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 2000C, 5.950%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 102.00	Baa2	5,048,250
7,545	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	7,833,747
3,280	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/24 – FGIC Insured	7/14 at 100.00	Aa3	3,403,558
	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
5,055	0.000%, 1/01/27 – AMBAC Insured	No Opt. Call	D	413,701
5,500	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	D	1,156,045
26,380	Total Nevada			17,855,301

58 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey – 7.1% (4.7% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
$1,275	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	$1,377,714
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,406,870
1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 – NPFG Insured	1/15 at 100.00	Aa2	1,667,390
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,475	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,553,160
1,475	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,546,921
3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA+	3,577,855
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	AA–	5,893,750
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	AA–	2,214,500
10,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	11,825,200
3,315	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured (UB)	1/15 at 100.00	AA+	3,571,017
59,425	Total New Jersey			35,634,377
	New Mexico – 1.0% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,415	5.000%, 6/01/22 – AMBAC Insured	6/14 at 100.00	AA+	1,568,542
1,050	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AA+	1,106,175
2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa3	2,169,320
4,465	Total New Mexico			4,844,037
	New York – 7.5% (4.9% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	1,171,251
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,087,830
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,893,043
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
10,675	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	11,533,484
5,000	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	5,346,150
2,700	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,693,790
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA+	5,632,800
1,540	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 16.664%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,791,636
495	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/10 at 100.00	AA+	495,812
3,770	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/25 – AGM Insured	7/15 at 100.00	AA+	4,041,025
35,355	Total New York			37,686,821

Nuveen Investments 59

Nuveen Insured Premium Income Municipal Fund 2 (continued)
NPX	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina – 2.3% (1.5% of Total Investments)
$1,250	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30 – NPFG Insured	7/15 at 100.00	Aa3	$1,289,300
1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2009-43W, 13.037%, 7/01/38 (IF)	7/20 at 100.00	AAA	2,292,053
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,225	5.000%, 5/01/23 – FGIC Insured	5/14 at 100.00	AA–	2,329,486
2,335	5.000%, 5/01/24 – FGIC Insured	5/14 at 100.00	AA–	2,436,269
2,900	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/21 – AMBAC Insured	5/15 at 100.00	Aa3	3,135,103
10,490	Total North Carolina			11,482,211
	North Dakota – 3.7% (2.5% of Total Investments)
10,715	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2000A, 5.600%, 6/01/21 – AGM Insured	12/10 at 101.00	AA+	10,839,080
8,000	North Dakota, Student Loan Trust Revenue Bonds, Series 2000B, 5.850%, 12/01/25 – AMBAC Insured (Alternative Minimum Tax)	12/10 at 100.00	Aaa	8,033,440
18,715	Total North Dakota			18,872,520
	Ohio – 1.7% (1.1% of Total Investments)
7,825	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1	7,670,848
700	Shaker Heights, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/26 – AMBAC Insured	12/13 at 100.00	AA+	762,902
8,525	Total Ohio			8,433,750
	Oklahoma – 0.3% (0.2% of Total Investments)
1,500	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	1,597,470
	Oregon – 0.3% (0.2% of Total Investments)
1,520	Portland Housing Authority, Oregon, Multifamily Housing Revenue Bonds, Lovejoy Station Apartments, Series 2000, 6.000%, 7/01/33 – NPFG Insured (Alternative Minimum Tax)	1/11 at 100.00	Baa1	1,521,368
	Pennsylvania – 11.3% (7.5% of Total Investments)
12,620	Allegheny County Hospital Development Authority, Pennsylvania, Insured Revenue Bonds, West Penn Allegheny Health System, Series 2000A, 6.500%, 11/15/30 (Pre-refunded 11/15/10) – NPFG Insured	11/10 at 102.00	AAA	12,907,610
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,079,800
4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A1	4,529,163
1,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	1,832,478
1,015	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,072,926
5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A+	5,418,330
4,585	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	4,559,783
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,118,859
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
5,235	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA+	5,414,613
3,000	5.000%, 9/01/25 – AGM Insured	9/14 at 100.00	AA+	3,094,290

60 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	$3,078,669
2,360	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	1/11 at 100.00	AAA	2,428,747
3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured (UB)	1/16 at 100.00	AA+	4,048,474
1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,545,850
3,650	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/29 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AAA	4,050,040
54,960	Total Pennsylvania			57,179,632
	Puerto Rico – 1.5% (1.0% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A	2,608,700
4,705	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA+	4,957,611
7,205	Total Puerto Rico			7,566,311
	South Carolina – 0.4% (0.3% of Total Investments)
1,955	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA+	2,073,219
	Texas – 14.3% (9.4% of Total Investments)
	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
3,475	5.000%, 7/15/22 – AGM Insured (UB)	7/14 at 100.00	AA+	3,835,358
3,645	5.000%, 7/15/23 – AGM Insured (UB)	7/14 at 100.00	AA+	4,016,932
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA	10,106,900
12,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.500%, 11/01/35 – NPFG Insured (Alternative Minimum Tax)	1/11 at 100.00	A+	12,505,500
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1	5,029,950
500	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA+	560,100
4,485	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003B, 5.000%, 5/15/21 – AGM Insured	5/12 at 100.00	AA+	4,711,896
10,000	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.000%, 5/15/33 – AMBAC Insured	5/13 at 100.00	A	10,116,300
4,151	Panhandle Regional Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Renaissance of Amarillo Apartments, Series 2001A, 6.650%, 7/20/42	7/12 at 105.00	Aaa	4,419,362
	Tarrant County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Cook Children’s Healthcare System, Series 2000A:
6,725	5.750%, 12/01/17 (Pre-refunded 12/01/10) – AGM Insured	12/10 at 101.00	AA+ (4)	6,824,194
1,170	5.750%, 12/01/24 (Pre-refunded 12/01/10) – AGM Insured	12/10 at 101.00	AA+ (4)	1,187,258
6,330	5.750%, 12/01/24 (Pre-refunded 12/01/10) – AGM Insured	12/10 at 101.00	AA+ (4)	6,423,368
85	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/18 – AGM Insured	No Opt. Call	AA+	89,498
2,215	Texas State University System, Financing Revenue Refunding Bonds, Series 2002, 5.000%, 3/15/18 (Pre-refunded 3/15/12) – AGM Insured	3/12 at 100.00	AA+ (4)	2,347,147
70,281	Total Texas			72,173,763

Nuveen Investments 61

Nuveen Insured Premium Income Municipal Fund 2 (continued)
NPX	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah – 2.3% (1.5% of Total Investments)
$8,600	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/18 – AGM Insured (UB)	7/13 at 100.00	AA+	$9,328,764
2,385	Mountain Regional Water Special Service District, Utah, Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 – NPFG Insured	12/13 at 100.00	A+	2,397,187
10,985	Total Utah			11,725,951
	Vermont – 0.3% (0.2% of Total Investments)
1,320	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A, 6.000%, 12/01/23 – AMBAC Insured	12/10 at 101.00	Baa1	1,346,902
	Virginia – 2.7% (1.7% of Total Investments)
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
5,880	5.000%, 6/15/20 – NPFG Insured	6/15 at 100.00	A	6,296,422
5,000	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A	5,274,600
	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A:
1,150	5.250%, 12/15/22 – AGM Insured	6/14 at 100.00	AA+	1,281,411
500	5.250%, 12/15/23 – AGM Insured	6/14 at 100.00	AA+	557,135
12,530	Total Virginia			13,409,568
	Washington – 7.0% (4.6% of Total Investments)
10,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001B, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax)	7/11 at 101.00	AA	10,071,200
1,370	Clark County School District 101, La Center, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/22 – AGM Insured	12/12 at 100.00	Aa1	1,498,575
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	3,142,680
1,545	Tacoma, Washington, General Obligation Bonds, Series 2004, 5.000%, 12/01/19 – NPFG Insured	12/14 at 100.00	AA	1,675,862
3,950	Washington State Health Care Facilities Authority, Revenue Bonds, Swedish Health Services, Series 1998, 5.125%, 11/15/22 – AMBAC Insured	11/10 at 100.00	A2	3,960,902
6,200	Washington State, General Obligation Purpose Bonds, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/12 at 100.00	AA+	6,667,790
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	8,120,083
36,920	Total Washington			35,137,092
	West Virginia – 1.6% (1.0% of Total Investments)
8,000	Pleasants County, West Virginia, Pollution Control Revenue Bonds, Monongahela Power Company Pleasants Station Project, Series 1995C, 6.150%, 5/01/15 – AMBAC Insured	11/10 at 100.00	BBB–	8,015,280

62 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 5.9% (3.9% of Total Investments)
$7,000	La Crosse, Wisconsin, Resource Recovery Revenue Refunding Bonds, Northern States Power Company Project, Series 1996, 6.000%, 11/01/21 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Aaa	$8,028,090
12,750	Milwaukee County, Wisconsin, Airport Revenue Bonds, Series 2000A, 5.750%, 12/01/25 – FGIC Insured (Alternative Minimum Tax)	12/10 at 100.00	A1	12,802,145
4,940	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Sinai Samaritan Medical Center Inc., Series 1996, 5.750%, 8/15/16 – NPFG Insured	2/11 at 100.00	A	4,946,815
3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured	5/16 at 100.00	AA	4,033,814
28,465	Total Wisconsin			29,810,864
$868,381	Total Investments (cost $747,004,953) – 151.6%			766,032,746
	Floating Rate Obligations – (11.5)%			(57,980,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.3%) (6)			(219,000,000)
	Other Assets Less Liabilities – 3.2%			16,279,076
	Net Assets Applicable to Common Shares – 100%			$505,331,822

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.6%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 63

Nuveen Insured Dividend Advantage Municipal Fund
NVG	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Municipal Bonds – 148.2% (99.8% of Total Investments)
	Alabama – 2.0% (1.3% of Total Investments)
$5,310	Athens, Alabama, Water and Sewerage Revenue Warrants, Series 2002, 5.300%, 5/01/32 – NPFG Insured	5/12 at 101.00	A+	$5,581,182
3,045	Hoover, Alabama, General Obligation Bonds, Series 2003, 5.000%, 3/01/20 – NPFG Insured	3/12 at 101.00	AA+	3,225,690
8,355	Total Alabama			8,806,872
	Alaska – 3.6% (2.4% of Total Investments)
15,000	Alaska, International Airport System Revenue Bonds, Series 2002B, 5.250%, 10/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	Aa3 (4)	16,326,450
	Arizona – 2.3% (1.6% of Total Investments)
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 – FGIC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA–	5,026,200
6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	5,565,900
11,000	Total Arizona			10,592,100
	California – 13.3% (9.0% of Total Investments)
2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	1,132,140
6,160	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA+	1,915,883
	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 – NPFG Insured	10/15 at 100.00	Aa3	1,552,389
1,565	5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	1,629,635
2,000	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/33 – FGIC Insured	8/12 at 29.17	A+	454,360
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	2,415,276
18,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	17,974,022
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
1,000	5.750%, 6/01/47	6/17 at 100.00	BBB	799,850
365	5.125%, 6/01/47	6/17 at 100.00	BBB	263,059
1,990	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA+	933,171
7,935	Los Angeles, California, Certificates of Participation, Series 2002, 5.300%, 4/01/32 – AMBAC Insured	4/12 at 100.00	A+	7,999,432
2,220	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 – NPFG Insured	1/11 at 100.00	A	2,220,444
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2008A and 2008B:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA+	2,511,692
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA+	821,222
2,600	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA+	1,712,516
2,320	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2001P, 5.250%, 8/15/18 – AGM Insured	8/11 at 100.00	AA+	2,390,992
	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A:
1,000	3.000%, 6/15/25 – AGM Insured	6/17 at 100.00	AA+	908,200
1,180	3.000%, 6/15/26 – AGM Insured	6/17 at 100.00	AA+	1,048,265

64 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$6,720	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	$6,108,816
4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/14 at 102.00	Aa1	3,821,081
1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	1,765,188
75,720	Total California			60,377,633
	Colorado – 5.6% (3.8% of Total Investments)
17,300	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 100.00	A	17,840,971
750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB	743,700
17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	6,879,900
35,050	Total Colorado			25,464,571
	District of Columbia – 1.7% (1.2% of Total Investments)
6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–	6,793,432
935	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	974,971
7,740	Total District of Columbia			7,768,403
	Florida – 11.6% (7.8% of Total Investments)
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
2,305	5.250%, 12/01/17 – NPFG Insured	12/13 at 100.00	A	2,490,829
1,480	5.250%, 12/01/18 – NPFG Insured	12/13 at 100.00	A	1,587,226
11,600	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	10/12 at 100.00	AA+	11,822,604
8,155	Lee County, Florida, Solid Waste System Revenue Refunding Bonds, Series 2001, 5.625%, 10/01/13 – NPFG Insured (Alternative Minimum Tax)	10/11 at 100.00	A3	8,428,600
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
7,165	5.625%, 10/01/15 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	7,640,756
5,600	5.750%, 10/01/16 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	5,945,576
10,000	5.125%, 10/01/21 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	10,294,600
2,000	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A	2,057,320
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	1,011,990
1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,039,260
50,305	Total Florida			52,318,761
	Georgia – 2.2% (1.5% of Total Investments)
6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	7,235,863
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 – AGM Insured	11/14 at 100.00	AA+	1,054,460
1,695	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.500%, 6/01/32 (Alternative Minimum Tax)	12/11 at 100.00	AAA	1,708,441
9,620	Total Georgia			9,998,764
	Idaho – 1.0% (0.7% of Total Investments)
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2	3,239,670
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2	1,212,095
4,130	Total Idaho			4,451,765

Nuveen Investments 65

Nuveen Insured Dividend Advantage Municipal Fund (continued)
NVG	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois – 10.8% (7.2% of Total Investments)
$10,000	Bolingbrook, Illinois, General Obligation Bonds, Series 2002A, 5.375%, 1/01/38 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	Aa3 (4)	$10,587,900
1,305	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.500%, 1/01/38 – NPFG Insured	1/11 at 101.00	AA–	1,325,397
	Chicago, Illinois, General Obligation Bonds, Series 2001A:
50	5.500%, 1/01/38 (Pre-refunded 1/01/11) – NPFG Insured	1/11 at 101.00	AA– (4)	50,951
1,645	5.500%, 1/01/38 (Pre-refunded 1/01/11) – NPFG Insured	1/11 at 101.00	AA– (4)	1,676,288
	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001C:
4,250	5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	4,321,400
4,485	5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	4,558,330
4,730	5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	4,807,336
2,930	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	2,977,906
3,600	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1	3,806,460
3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/17 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1	3,107,400
4,000	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 2002, 5.000%, 12/01/21 – NPFG Insured	12/12 at 101.00	A	4,097,360
480	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C, 5.250%, 10/01/22 – AGM Insured	10/13 at 100.00	Aa2	526,282
	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C:
770	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa2 (4)	870,085
250	5.250%, 10/01/22 (Pre-refunded 10/01/13) – AGM Insured	10/13 at 100.00	Aa2 (4)	282,495
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	3,584,665
17,465	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45	No Opt. Call	AAA	2,122,521
62,460	Total Illinois			48,702,776
	Indiana – 15.4% (10.4% of Total Investments)
3,380	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/20 – AMBAC Insured	7/13 at 100.00	A1	3,615,113
	Indiana Bond Bank, Special Program Bonds, Hendricks County Redevelopment District, Series 2002D:
5,075	5.250%, 4/01/26 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA (4)	5,427,104
7,000	5.250%, 4/01/30 (Pre-refunded 4/01/12) – AMBAC Insured	4/12 at 100.00	AA (4)	7,485,660
10,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Marion General Hospital, Series 2002, 5.250%, 7/01/32 – AMBAC Insured	7/12 at 100.00	A+	10,043,700
3,200	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,266,176
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+	5,501,650
25,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A, 5.250%, 7/01/33 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	AAA	27,007,750
6,960	Valparaiso Middle School Building Corporation, Indiana, First Mortgage Refunding Bonds, Series 2002, 5.000%, 7/15/24 – NPFG Insured	1/13 at 100.00	AA+	7,415,323
65,615	Total Indiana			69,762,476
	Kansas – 0.8% (0.5% of Total Investments)
3,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	3,608,885

66 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky – 0.6% (0.4% of Total Investments)
$2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA+	$2,826,564
	Louisiana – 3.0% (2.0% of Total Investments)
1,325	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	A	1,369,984
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
770	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	784,746
8,270	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	8,275,955
3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 600-5, 16.301%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	3,343
3,085	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.125%, 9/01/21 – NPFG Insured	9/12 at 100.00	A	3,150,433
13,453	Total Louisiana			13,584,461
	Massachusetts – 0.9% (0.6% of Total Investments)
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA	1,068,570
2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB)	2/17 at 100.00	AA+	2,791,814
3,775	Total Massachusetts			3,860,384
	Michigan – 0.3% (0.2% of Total Investments)
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,546,755
	Minnesota – 0.5% (0.3% of Total Investments)
1,970	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	2,238,393
	Missouri – 0.4% (0.3% of Total Investments)
1,600	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 – AGM Insured	3/14 at 100.00	AA+	1,792,544
	Nebraska – 2.0% (1.3% of Total Investments)
6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32	9/15 at 100.00	AA	6,684,106
	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Series 2003A:
1,000	5.250%, 4/01/20 – AGM Insured	4/13 at 100.00	AA+	1,085,370
1,000	5.250%, 4/01/21 – AGM Insured	4/13 at 100.00	AA+	1,077,200
8,360	Total Nebraska			8,846,676
	Nevada – 1.5% (1.0% of Total Investments)
6,600	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA+	6,852,582
	New Jersey – 0.9% (0.6% of Total Investments)
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–	2,481,122
1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	1,419,024
3,350	Total New Jersey			3,900,146
	New York – 6.0% (4.0% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	1,171,251
3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 – AMBAC Insured	2/15 at 100.00	AA–	3,890,470

Nuveen Investments 67

Nuveen Insured Dividend Advantage Municipal Fund (continued)
NVG	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
$2,000	13.061%, 2/15/33 (IF)	2/19 at 100.00	AAA	$2,373,920
1,335	13.049%, 2/15/33 (IF)	2/19 at 100.00	AAA	1,584,592
3,130	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,004,988
2,400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,394,480
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	497,947
10,265	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/30 – AGM Insured	11/12 at 100.00	AA+	10,533,224
1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	1,680,514
25,825	Total New York			27,131,386
	North Carolina – 0.6% (0.4% of Total Investments)
2,080	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Betsy Johnson Regional Hospital Project, Series 2003, 5.375%, 10/01/24 – AGM Insured	10/13 at 100.00	AA+	2,152,842
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	597,154
2,620	Total North Carolina			2,749,996
	Ohio – 0.5% (0.4% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
65	5.125%, 6/01/24	6/17 at 100.00	BBB	56,798
710	5.875%, 6/01/30	6/17 at 100.00	BBB	598,232
685	5.750%, 6/01/34	6/17 at 100.00	BBB	546,274
1,570	5.875%, 6/01/47	6/17 at 100.00	BBB	1,201,458
3,030	Total Ohio			2,402,762
	Oklahoma – 0.4% (0.3% of Total Investments)
2,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A	2,004,140
	Oregon – 1.9% (1.3% of Total Investments)
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA	3,238,920
	Oregon, General Obligation Veterans Welfare Bonds, Series 82:
3,580	5.375%, 12/01/31	12/11 at 100.00	Aa1	3,630,084
1,680	5.500%, 12/01/42	12/11 at 100.00	Aa1	1,701,235
8,260	Total Oregon			8,570,239
	Pennsylvania – 4.7% (3.2% of Total Investments)
4,500	Allegheny County, Pennsylvania, Airport Revenue Refunding Bonds, Pittsburgh International Airport, Series 1997A, 5.750%, 1/01/13 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	4,739,220
1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	1,099,487
4,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	4,107,285
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3	1,118,859
6,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	4,912,560

68 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/18 – AGM Insured	11/13 at 100.00	AA+	$2,172,200
2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured (UB)	1/16 at 100.00	AA+	2,233,480
1,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/23 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AAA	1,109,600
21,730	Total Pennsylvania			21,492,691
	Puerto Rico – 0.5% (0.3% of Total Investments)
1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	A3	1,307,418
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	Aa2	755,150
6,225	Total Puerto Rico			2,062,568
	South Carolina – 1.5% (1.0% of Total Investments)
1,950	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA+	2,067,917
	Greenville, South Carolina, Tax Increment Revenue Improvement Bonds, Series 2003:
1,000	5.500%, 4/01/17 – NPFG Insured	4/13 at 100.00	A	1,098,260
2,300	5.000%, 4/01/21 – NPFG Insured	4/13 at 100.00	A	2,467,969
1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 – AGM Insured	10/15 at 100.00	AA+	1,076,630
6,250	Total South Carolina			6,710,776
	Tennessee – 9.6% (6.5% of Total Investments)
	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
1,495	5.000%, 10/01/19 – AGM Insured	10/14 at 100.00	AA+	1,670,543
1,455	5.000%, 10/01/20 – AGM Insured	10/14 at 100.00	AA+	1,625,846
1,955	5.000%, 10/01/21 – AGM Insured	10/14 at 100.00	AA+	2,176,482
10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002A, 5.125%, 11/01/28 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	Aa2 (4)	10,915,000
10,000	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Series 2002B, 5.125%, 11/01/29 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	Aa2 (4)	10,915,000
15,195	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2002A, 5.250%, 5/01/32 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	16,294,814
40,100	Total Tennessee			43,597,685
	Texas – 22.5% (15.1% of Total Investments)
3,500	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.750%, 11/01/13 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	3,665,305
10,000	Gainesville Hospital District, Texas, Limited Tax General Obligation Bonds, Series 2002, 5.375%, 8/15/32 (Pre-refunded 8/15/11) – NPFG Insured	8/11 at 100.00	A3 (4)	10,393,300
1,210	Galveston, Texas, General Obligation Bonds, Series 2001, 5.250%, 5/01/21 – AMBAC Insured	5/11 at 100.00	Aa3	1,232,663
	Harris County Health Facilities Development Corporation, Texas, Thermal Utility Revenue Bonds, TECO Project, Series 2003:
2,240	5.000%, 11/15/16 – NPFG Insured	11/13 at 100.00	AA	2,405,402
2,355	5.000%, 11/15/17 – NPFG Insured	11/13 at 100.00	AA	2,503,954
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Series 2009, Trust 3418, 13.596%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA	6,340,361
13,000	Houston Area Water Corporation, Texas, Contract Revenue Bonds, Northeast Water Purification Plant, Series 2002, 5.125%, 3/01/32 (Pre-refunded 3/01/12) – FGIC Insured	3/12 at 100.00	N/R (4)	13,827,970
1,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	1,080,700
4,345	San Antonio, Texas, Water System Senior Lien Revenue Refunding Bonds, Series 2002, 5.500%, 5/15/17 – AGM Insured	5/12 at 100.00	AA+	4,626,339

Nuveen Investments 69

Nuveen Insured Dividend Advantage Municipal Fund (continued)
NVG	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,055	Texas Department of Housing and Community Affairs, Residential Mortgage Revenue Bonds, Series 2001A, 5.350%, 7/01/33 (Alternative Minimum Tax)	7/11 at 100.00	AAA	$5,135,071
7,090	Texas Department of Housing and Community Affairs, Single Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	AAA	7,157,639
	Texas Public Finance Authority, Revenue Bonds, Texas Southern University Financing System, Series 2002:
3,520	5.125%, 11/01/20 – NPFG Insured	5/12 at 100.00	Baa1	3,298,346
3,520	5.125%, 11/01/21 – NPFG Insured	5/12 at 100.00	Baa1	3,258,429
	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A:
9,400	5.375%, 1/01/23 – NPFG Insured	1/12 at 102.00	Baa1	6,759,822
11,665	5.500%, 1/01/33 – NPFG Insured	1/12 at 102.00	Baa1	7,326,670
5,000	Texas Water Development Board, Senior Lien State Revolving Fund Revenue Bonds, Series 1999B, 5.250%, 7/15/17	1/11 at 100.00	AAA	5,019,000
9,145	Texas, General Obligation Bonds, Veterans Housing Assistance Program Fund II, Series 2002A-1, 5.250%, 12/01/22 (Alternative Minimum Tax) (UB)	6/12 at 100.00	Aaa	9,265,074
	Williamson County, Texas, General Obligation Bonds, Series 2002:
3,000	5.250%, 2/15/22 (Pre-refunded 2/15/12) – AGM Insured	2/12 at 100.00	AAA	3,184,830
5,000	5.250%, 2/15/25 (Pre-refunded 2/15/12) – AGM Insured	2/12 at 100.00	AAA	5,308,050
104,125	Total Texas			101,788,925
	Utah – 1.3% (0.9% of Total Investments)
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Trust 1193, 13.210%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA	5,860,233
	Washington – 15.5% (10.4% of Total Investments)
5,265	Energy Northwest, Washington Public Power, Nine Canyon Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	A–	5,357,032
6,600	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 – AGM Insured	7/12 at 100.00	Aaa	7,098,300
7,675	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aaa	8,238,882
2,500	Port of Seattle, Washington, Revenue Refunding Bonds, Series 2002D, 5.750%, 11/01/15 – FGIC Insured (Alternative Minimum Tax)	11/12 at 100.00	Aa2	2,679,875
2,200	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 – AGM Insured	12/13 at 100.00	AA+	2,445,652
3,255	Thurston and Pierce Counties School District, Washington, General Obligation Bonds, Yelm Community Schools, Series 2003, 5.250%, 12/01/16 – AGM Insured	6/13 at 100.00	Aa1	3,638,048
10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 – AMBAC Insured (UB)	6/17 at 100.00	Aaa	10,458,900
	Washington State Economic Development Finance Authority, Wastewater Revenue Bonds, LOTT Project, Series 2002:
2,000	5.500%, 6/01/17 – AMBAC Insured	6/12 at 100.00	Aa3	2,133,060
4,325	5.125%, 6/01/22 – AMBAC Insured	6/12 at 100.00	Aa3	4,524,858
15,000	Washington State Health Care Facilities Authority, Revenue Bonds, Harrison Memorial Hospital, Series 1998, 5.000%, 8/15/28 – AMBAC Insured	8/13 at 102.00	N/R	13,977,150
3,335	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.126%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	3,991,828
5,170	Whitman County School District 267, Pullman, Washington, General Obligation Bonds, Series 2002, 5.000%, 12/01/20 – AGM Insured	6/12 at 100.00	Aa1	5,541,824
67,325	Total Washington			70,085,409
	Wisconsin – 2.8% (1.9% of Total Investments)
11,950	Wisconsin, Transportation Revenue Refunding Bonds, Series 2002-1, 5.125%, 7/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	AA+ (4)	12,884,849
$695,823	Total Municipal Bonds (cost $640,911,127)			670,969,620

70 Nuveen Investments

Shares	Description (1)	Value
	Investment Companies – 0.3% (0.2% of Total Investments)
8,134	BlackRock MuniHoldings Fund Inc.	$135,675
13,600	BlackRock MuniEnhanced Fund Inc.	153,136
7,920	Dreyfus Strategic Municipal Fund	70,963
3,500	DWS Municipal Income Trust	44,450
9,668	Morgan Stanley Quality Municipal Income Trust	129,164
26,280	PIMCO Municipal Income Fund II	305,899
9,500	Van Kampen Advantage Municipal Income Fund II	120,175
28,980	Van Kampen Investment Grade Municipal Trust	434,700
	Total Investment Companies (cost $1,353,712)	1,394,162
	Total Investments (cost $642,264,839) – 148.5%	672,363,782
	Floating Rate Obligations – (6.3)%	(28,413,334)
	MuniFund Term Preferred Shares, at Liquidation Value – (23.8)% (5)	(108,000,000)
	Other Assets Less Liabilities – 1.9%	8,907,233
	Auction Rate Preferred Shares, at Liquidation Value – (20.3)% (5)	(91,950,000)
	Net Assets Applicable to Common Shares – 100%	$452,907,681

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 16.1% and 13.7%, respectively.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

 Nuveen Investments 71

Nuveen Insured Tax-Free Advantage Municipal Fund
NEA	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 7.0% (4.8% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	Aa1	$1,030,720
5,655	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/13 at 101.00	Ba1	5,524,765
3,100	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 1998A, 5.400%, 6/01/22 (Pre-refunded 5/14/12) – NPFG Insured	5/12 at 102.00	A (4)	3,382,131
6,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/32 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	AAA	6,763,811
1,750	Montgomery, Alabama, General Obligation Warrants, Series 2003, 5.000%, 5/01/21 – AMBAC Insured	5/12 at 101.00	AA+	1,856,138
4,500	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3	4,781,565
22,285	Total Alabama			23,339,130
	Arizona – 5.1% (3.5% of Total Investments)
10,000	Maricopa County Pollution Control Corporation, Arizona, Revenue Bonds, Arizona Public Service Company – Palo Verde Project, Series 2002A, 5.050%, 5/01/29 – AMBAC Insured	11/12 at 100.00	Baa2	9,782,400
6,545	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/37 – FGIC Insured	No Opt. Call	AA	6,071,469
1,250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA+	1,272,775
17,795	Total Arizona			17,126,644
	California – 20.8% (14.3% of Total Investments)
26,300	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/12 at 100.00	A2	26,404,937
250	California State, General Obligation Bonds, Series 2002, 5.250%, 4/01/30 – SYNCORA GTY Insured	4/12 at 100.00	A1	252,598
5	California, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,048
7,495	California, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AAA	8,558,241
2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/12 at 102.00	A	2,923,124
8,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	7,703,840
250	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	180,178
2,500	Irvine Public Facilities and Infrastructure Authority, California, Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/23 – AMBAC Insured	9/13 at 100.00	N/R	2,483,700
4,000	Montara Sanitation District, California, General Obligation Bonds, Series 2003, 5.000%, 8/01/28 – FGIC Insured	8/11 at 101.00	AA–	4,124,520
	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	5.250%, 6/01/19 – AMBAC Insured	6/13 at 101.00	A–	1,177,889
1,255	5.250%, 6/01/21 – AMBAC Insured	6/13 at 101.00	A–	1,293,290
1,210	Redding Joint Powers Financing Authority, California, Lease Revenue Bonds, Capital Improvement Projects, Series 2003A, 5.000%, 3/01/23 – AMBAC Insured	3/13 at 100.00	A	1,258,182
3,750	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 2003R, 5.000%, 8/15/28 – NPFG Insured	8/13 at 100.00	A+	3,865,013
1,500	San Diego Community College District, California, General Obligation Bonds, Series 2003A, 5.000%, 5/01/28 – AGM Insured	5/13 at 100.00	AA+	1,593,540
1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 – NPFG Insured	1/13 at 100.00	A	1,076,575
6,300	University of California, General Revenue Bonds, Multi-Purpose Projects, Series 2003A, 5.000%, 5/15/33 – AMBAC Insured (UB)	5/13 at 100.00	AA	6,411,951
67,910	Total California			69,312,626

72 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado – 4.9% (3.4% of Total Investments)
	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:
$4,300	5.500%, 12/01/23 – AGM Insured	12/13 at 100.00	AA+	$4,532,544
3,750	5.500%, 12/01/28 – AGM Insured	12/13 at 100.00	AA+	3,900,150
1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 – SYNCORA GTY Insured	8/14 at 100.00	A	1,484,148
4,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.988%, 10/01/41 – AGM Insured (IF)	4/18 at 100.00	AA+	4,946,850
3,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	827,280
2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	587,192
19,900	Total Colorado			16,278,164
	District of Columbia – 0.7% (0.4% of Total Investments)
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA+	1,474,480
665	Washington Convention Center Authority, District of Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series 2007, Residuals 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	693,429
7,665	Total District of Columbia			2,167,909
	Florida – 22.9% (15.7% of Total Investments)
1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	A1	1,047,580
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 – SYNCORA GTY Insured (UB)	11/17 at 100.00	AAA	1,597,928
3,000	5.000%, 11/01/32 – SYNCORA GTY Insured (UB)	11/17 at 100.00	AAA	3,136,380
400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 – NPFG Insured	10/14 at 100.00	AA–	421,800
1,000	Escambia County, Florida, Sales Tax Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/17 – AMBAC Insured	10/12 at 101.00	A+	1,086,940
1,525	Fernandina Beach, Florida, Utility Acquisition and Improvement Revenue Bonds, Series 2003, 5.000%, 9/01/23 – FGIC Insured	9/13 at 100.00	A	1,541,699
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	513,240
160	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AAA	173,709
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2008, Trust 2929, 16.750%, 12/01/16 – AGC Insured (IF)	No Opt. Call	AA+	3,201,700
2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	Aa3	2,543,946
2,000	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2002A, 5.125%, 10/01/32 – AGM Insured	10/12 at 100.00	AA+	2,029,800
105	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Refunding Bonds, Series 2003A, 5.000%, 10/01/17 – AGM Insured	10/13 at 100.00	AA+	114,616
350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+	362,152
1,300	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 – NPFG Insured	11/15 at 100.00	Aa3	1,311,492
180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	Aa3 (4)	211,770
3,500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R (4)	3,988,950
1,500	Hillsborough County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/29 – NPFG Insured	7/13 at 100.00	Aa2	1,528,800
2,270	Jacksonville, Florida, Local Government Sales Tax Revenue Refunding and Improvement Bonds, Series 2002, 5.375%, 10/01/18 – FGIC Insured	10/12 at 100.00	AA+	2,425,745

Nuveen Investments 73

Nuveen Insured Tax-Free Advantage Municipal Fund (continued)
NEA	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,265	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/20 – AMBAC Insured	10/12 at 100.00	N/R	$2,303,505
1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	A–	1,811,033
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	494,795
3,000	Marco Island, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/27 – NPFG Insured	10/13 at 100.00	Aa3	3,072,720
500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	AA+	589,225
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – FGIC Insured	4/11 at 100.50	Aa2	2,011,140
2,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/17 – FGIC Insured	1/13 at 100.00	AA	2,141,440
1,500	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B, 5.125%, 1/01/32 – FGIC Insured	1/13 at 100.00	AA	1,545,000
3,370	Osceola County School Board, Florida, Certificates of Participation, Series 2002A, 5.125%, 6/01/20 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 101.00	Aa3 (4)	3,646,846
3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	AA–	3,723,161
1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	Aa3	1,222,447
2,670	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.000%, 8/01/28 – AGM Insured	8/12 at 100.00	AA+	2,708,315
1,950	Palm Beach County School Board, Florida, Certificates of Participation, Series 2002D, 5.250%, 8/01/20 (Pre-refunded 8/01/12) – AGM Insured	8/12 at 100.00	AA+ (4)	2,113,761
	Pinellas County Health Facilities Authority, Florida, Revenue Bonds, Baycare Health System, Series 2003:
2,800	5.750%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	3,159,380
3,000	5.500%, 11/15/27 (Pre-refunded 5/15/13)	5/13 at 100.00	Aa3 (4)	3,366,150
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	987,240
2,115	Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003, 5.000%, 9/01/23 – NPFG Insured	9/13 at 100.00	A+	2,233,757
1,500	Port St. Lucie, Florida, Stormwater Utility System Revenue Refunding Bonds, Series 2002, 5.000%, 5/01/23 – NPFG Insured	5/12 at 100.00	Aa3	1,567,095
225	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA+	237,474
1,500	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida, Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)	2/13 at 100.00	Aaa	1,652,025
1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – AMBAC Insured	10/14 at 100.00	A+	1,808,784
4,000	St. Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 – AGM Insured	7/14 at 100.00	AA+	4,140,680
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	AA+	1,232,988
1,250	Volusia County Educational Facilities Authority, Florida, Revenue Refunding Bonds, Embry-Riddle Aeronautical University, Series 2003, 5.200%, 10/15/33 – RAAI Insured	10/13 at 100.00	Baa2	1,255,063
71,265	Total Florida			76,262,271
	Georgia – 2.0% (1.4% of Total Investments)
3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+	3,177,120
1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	AA+	1,489,355
1,825	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Second Indenture Series 2002, 5.000%, 7/01/32 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	AA+ (4)	1,998,649
6,235	Total Georgia			6,665,124

74 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois – 4.7% (3.2% of Total Investments)
$5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	No Opt. Call	AA+	$5,259,750
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,635	5.125%, 12/01/20 – AGM Insured	12/14 at 100.00	Aa3	1,759,358
1,465	5.125%, 12/01/23 – AGM Insured	12/14 at 100.00	Aa3	1,553,779
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,650	5.125%, 12/01/20 – AGM Insured (ETM)	12/14 at 100.00	Aa3 (4)	1,803,483
1,475	5.125%, 12/01/23 – AGM Insured (ETM)	12/14 at 100.00	Aa3 (4)	1,589,844
2,500	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2003, 5.250%, 7/01/23	7/13 at 100.00	AA+	2,566,175
10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	1,215,300
23,725	Total Illinois			15,747,689
	Indiana – 7.0% (4.8% of Total Investments)
2,500	Evansville, Indiana, Sewerage Works Revenue Refunding Bonds, Series 2003A, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	A1	2,601,875
2,190	Indiana Bond Bank, Advance Purchase Funding Bonds, Common School Fund, Series 2003B, 5.000%, 8/01/19 – NPFG Insured	8/13 at 100.00	A	2,255,875
1,860	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	1,898,465
1,000	Indiana University, Student Fee Revenue Bonds, Series 2003O, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	Aaa	1,088,390
	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2003:
11,020	5.000%, 7/15/19 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (4)	12,286,749
3,000	5.000%, 7/15/20 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	AA (4)	3,344,850
21,570	Total Indiana			23,476,204
	Kansas – 1.6% (1.1% of Total Investments)
5,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, 5.000%, 10/01/22 – AMBAC Insured	4/13 at 102.00	AA	5,346,550
	Kentucky – 0.3% (0.2% of Total Investments)
985	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 77, Series 2003, 5.000%, 8/01/23 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	Aa3 (4)	1,101,880
	Louisiana – 2.4% (1.6% of Total Investments)
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	2,113,880
5,785	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2002, 5.300%, 12/01/27 – FGIC Insured	12/12 at 100.00	A3	5,863,965
7,785	Total Louisiana			7,977,845
	Massachusetts – 0.4% (0.2% of Total Investments)
1,125	Massachusetts Development Finance Authority, Revenue Bonds, Middlesex School, Series 2003, 5.125%, 9/01/23	9/13 at 100.00	A1	1,173,566
	Michigan – 9.6% (6.6% of Total Investments)
6,130	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/23 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+ (4)	6,806,691
4,465	Detroit, Michigan, Senior Lien Water Supply System Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 – NPFG Insured	7/13 at 100.00	Aa3	4,572,294
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,031,170
10,800	Michigan Strategic Fund, Limited Obligation Resource Recovery Revenue Refunding Bonds, Detroit Edison Company, Series 2002D, 5.250%, 12/15/32 – SYNCORA GTY Insured	12/12 at 100.00	Baa1	10,873,764
2,250	Romulus Community Schools, Wayne County, Michigan, General Obligation Refunding Bonds, Series 2001, 5.250%, 5/01/25	5/11 at 100.00	Aa2	2,281,005

Nuveen Investments 75

Nuveen Insured Tax-Free Advantage Municipal Fund (continued)
NEA	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$6,500	Wayne County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/11 at 101.00	A	$6,256,510
31,145	Total Michigan			31,821,434
	Missouri – 1.0% (0.7% of Total Investments)
240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	AA+	265,310
215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 – AGM Insured	3/14 at 100.00	AA+	237,674
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,271,028
1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,442,788
2,825	Total Missouri			3,216,800
	Nebraska – 1.6% (1.1% of Total Investments)
5,000	Lincoln, Nebraska, Sanitary Sewerage System Revenue Refunding Bonds, Series 2003, 5.000%, 6/15/28 – NPFG Insured	6/13 at 100.00	AA+	5,344,700
	New Mexico – 0.7% (0.5% of Total Investments)
1,975	New Mexico State University, Revenue Bonds, Series 2004, 5.000%, 4/01/19 – AMBAC Insured	4/14 at 100.00	AA	2,181,743
	New York – 10.1% (6.9% of Total Investments)
2,020	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	1,939,321
25,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002F, 5.000%, 11/15/31 – NPFG Insured	11/12 at 100.00	A	25,705,750
1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/25 – AGM Insured (UB)	3/15 at 100.00	AAA	1,998,315
3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 12.814%, 3/15/37 (IF)	3/17 at 100.00	AAA	3,878,472
32,205	Total New York			33,521,858
	North Carolina – 2.2% (1.5% of Total Investments)
8,700	North Carolina Medical Care Commission, Revenue Bonds, Maria Parham Medical Center, Series 2003, 5.375%, 10/01/33 – RAAI Insured	10/13 at 100.00	BB	7,269,981
	Ohio – 0.7% (0.5% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
65	5.125%, 6/01/24	6/17 at 100.00	BBB	56,798
710	5.875%, 6/01/30	6/17 at 100.00	BBB	598,232
685	5.750%, 6/01/34	6/17 at 100.00	BBB	546,274
1,570	5.875%, 6/01/47	6/17 at 100.00	BBB	1,201,458
3,030	Total Ohio			2,402,762
	Oklahoma – 0.3% (0.2% of Total Investments)
1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	1,064,980
	Oregon – 2.5% (1.7% of Total Investments)
8,350	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.000%, 7/01/32 – NPFG Insured	1/13 at 100.00	A1	8,374,967
	Pennsylvania – 7.5% (5.2% of Total Investments)
3,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA	3,384,720
3,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	2,865,660

76 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA+	$2,017,500
925	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27– AMBAC Insured (ETM)	1/11 at 100.00	A1 (4)	951,945
1,350	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+	1,419,066
13,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AAA	14,424,800
23,775	Total Pennsylvania			25,063,691
	Puerto Rico – 0.8% (0.5% of Total Investments)
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 101.00	AA+ (4)	1,087,450
10,350	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/43 – NPFG Insured	No Opt. Call	Aa2	1,456,556
11,350	Total Puerto Rico			2,544,006
	South Carolina – 5.5% (3.8% of Total Investments)
5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA+	5,269,300
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
3,000	5.000%, 12/01/22 (UB)	12/13 at 100.00	AA	3,139,080
1,785	5.000%, 12/01/23 (UB)	12/13 at 100.00	AA	1,861,791
8,000	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2002A, 5.000%, 10/01/33 – AMBAC Insured	10/12 at 100.00	Aa3	8,180,240
17,785	Total South Carolina			18,450,411
	Texas – 7.2% (5.0% of Total Investments)
	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2003:
1,660	5.375%, 2/15/26 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	1,838,317
12,500	5.125%, 2/15/31 (Pre-refunded 2/15/13) – AGM Insured	2/13 at 100.00	AA+ (4)	13,771,750
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	2,154,260
1,160	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 3/01/20 – NPFG Insured	3/12 at 100.00	AA	1,219,322
4,355	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.250%, 3/01/20 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 100.00	AA (4)	4,622,049
465	Katy Independent School District, Harris, Fort Bend and Waller Counties, Texas, General Obligation Bonds, Series 2002A, 5.125%, 2/15/18	2/12 at 100.00	AAA	493,463
22,140	Total Texas			24,099,161
	Virginia – 0.5% (0.3% of Total Investments)
1,500	Hampton, Virginia, Revenue Bonds, Convention Center Project, Series 2002, 5.125%, 1/15/28 – AMBAC Insured	1/13 at 100.00	Aa3	1,534,965
	Washington – 9.4% (6.5% of Total Investments)
4,945	Broadway Office Properties, King County, Washington, Lease Revenue Bonds, Washington Project, Series 2002, 5.000%, 12/01/31 – NPFG Insured	12/12 at 100.00	AAA	5,035,543
5,250	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002C, 5.125%, 7/01/33 – AMBAC Insured	7/12 at 100.00	AA	5,329,590
5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, Trust 1200, 13.123%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+	5,943,050
2,135	Kitsap County Consolidated Housing Authority, Washington, Revenue Bonds, Bremerton Government Center, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3	2,203,256

Nuveen Investments 77

Nuveen Insured Tax-Free Advantage Municipal Fund (continued)
NEA	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$1,935	Pierce County School District 343, Dieringer, Washington, General Obligation Refunding Bonds, Series 2003, 5.250%, 12/01/17 – FGIC Insured	6/13 at 100.00	Aa1	$2,162,711
9,670	Washington State, General Obligation Bonds, Series 2003D, 5.000%, 12/01/21 – NPFG Insured	6/13 at 100.00	AA+	10,735,441
28,935	Total Washington			31,409,591
	West Virginia – 1.0% (0.7% of Total Investments)
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,405,570
	Wisconsin – 5.4% (3.7% of Total Investments)
1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	Aa2	1,313,831
4,605	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Healthcare Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)	9/13 at 100.00	BBB+ (4)	5,248,180
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	3,392,550
3,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	3,367,872
4,750	Wisconsin Health and Educational Facilities Authority, Revenue Refunding Bonds, Wausau Hospital Inc., Series 1998A, 5.125%, 8/15/20 – AMBAC Insured	1/11 at 100.00	A	4,754,086
17,145	Total Wisconsin			18,076,519
$493,105	Total Investments (cost $463,169,664) – 145.8%			485,758,741
	Floating Rate Obligations – (3.9)%			(13,040,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (24.9)% (5)			(83,000,000)
	Other Assets Less Liabilities – 3.2%			10,729,769
	Auction Rate Preferred Shares, at Liquidation Value – (20.2)% (5)			(67,375,000)
	Net Assets Applicable to Common Shares – 100%			$333,073,510

The Fund intends to invest at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares and Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments are 17.1% and 13.9%, respectively.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

78 Nuveen Investments

Statement of
Assets & Liabilities
October 31, 2010

	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)
Assets
Investments, at value (cost $825,172,335, $2,123,130,889 and $414,983,125, respectively)	$837,641,012		$2,204,585,799		$433,958,893
Cash	9,551,577		10,159,554		5,325,113
Receivables:
Dividends and interest	11,474,842		32,497,074		6,601,620
Investments sold	—		55,000		215,000
Deferred offering costs	—		—		—
Other assets	205,016		491,180		110,014
Total assets	858,872,447		2,247,788,607		446,210,640
Liabilities
Floating rate obligations	59,405,000		134,833,333		22,365,000
Payables:
Investments purchased	9,559,627		13,456,757		—
Auction Rate Preferred share dividends	15,705		35,229		7,583
Common share dividends	2,347,075		6,137,523		1,288,637
Interest	—		—		—
Offering costs	—		—		—
MuniFund Term Preferred shares, at liquidation value	—		—		—
Variable Rate Demand Preferred shares, at liquidation value	—		—		—
Accrued expenses:
Management fees	428,241		1,106,114		234,696
Other	318,430		975,342		171,916
Total liabilities	72,074,078		156,544,298		24,067,832
Auction Rate Preferred shares, at liquidation value	239,200,000		664,825,000		130,125,000
Net assets applicable to Common shares	$547,598,369		$1,426,419,309		$292,017,808
Common shares outstanding	38,409,649		95,586,903		19,455,763
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.26		$14.92		$15.01
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$384,096		$955,869		$194,558
Paid-in surplus	538,727,339		1,333,624,161		270,637,597
Undistributed (Over-distribution of) net investment income	8,242,801		23,443,212		4,681,453
Accumulated net realized gain (loss)	(12,224,544)		(13,058,843)		(2,471,568)
Net unrealized appreciation (depreciation)	12,468,677		81,454,910		18,975,768
Net assets applicable to Common shares	$547,598,369		$1,426,419,309		$292,017,808
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Auction Rate Preferred	1,000,000		1,000,000		1,000,000
MuniFund Term Preferred	—		—		—
Variable Rate Demand Preferred	—		—		—

See accompanying notes to financial statements.

Nuveen Investments 79

Statement of
Assets & Liabilities (continued)
October 31, 2010

	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Assets
Investments, at value (cost $747,004,953, $642,264,839 and $463,169,664, respectively)	$766,032,746		$672,363,782		$485,758,741
Cash	3,847,391		867,750		3,982,207
Receivables:
Dividends and interest	12,637,136		9,881,286		7,603,654
Investments sold	—		55,981		5,000
Deferred offering costs	2,385,018		1,489,810		1,355,528
Other assets	260,919		154,840		157,695
Total assets	785,163,210		684,813,449		498,862,825
Liabilities
Floating rate obligations	57,980,000		28,413,334		13,040,000
Payables:
Investments purchased	—		297,649		—
Auction Rate Preferred share dividends	—		8,247		5,577
Common share dividends	2,107,614		2,027,579		1,471,466
Interest	—		265,518		208,999
Offering costs	113,518		444,707		273,863
MuniFund Term Preferred shares, at liquidation value	—		108,000,000		83,000,000
Variable Rate Demand Preferred shares, at liquidation value	219,000,000		—		—
Accrued expenses:
Management fees	400,145		298,860		231,888
Other	230,111		199,874		182,522
Total liabilities	279,831,388		139,955,768		98,414,315
Auction Rate Preferred shares, at liquidation value	—		91,950,000		67,375,000
Net assets applicable to Common shares	$505,331,822		$452,907,681		$333,073,510
Common shares outstanding	37,353,512		29,802,900		22,240,032
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.53		$15.20		$14.98
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$373,535		$298,029		$222,400
Paid-in surplus	499,321,192		424,477,357		315,330,111
Undistributed (Over-distribution of) net investment income	5,204,926		6,171,515		4,146,478
Accumulated net realized gain (loss)	(18,595,624)		(8,138,163)		(9,214,556)
Net unrealized appreciation (depreciation)	19,027,793		30,098,943		22,589,077
Net assets applicable to Common shares	$505,331,822		$452,907,681		$333,073,510
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Auction Rate Preferred	Unlimited		Unlimited		Unlimited
MuniFund Term Preferred	—		Unlimited		Unlimited
Variable Rate Demand Preferred	Unlimited		—		—

See accompanying notes to financial statements.

80 Nuveen Investments

Statement of
Operations
Year Ended October 31, 2010

	Insured Quality (NQI )	Insured Opportunity (NIO )	Premier Insured Income (NIF )
Investment Income	$42,943,675	$108,249,772	$22,186,302
Expenses
Management fees	4,998,695	12,887,166	2,732,977
Auction fees	362,707	1,003,491	195,187
Dividend disbursing agent fees	50,000	90,000	30,000
Shareholders’ servicing agent fees and expenses	62,120	107,360	25,121
Interest expense and amortization of offering costs	384,131	884,374	169,134
Liquidity fees	—	—	—
Custodian’s fees and expenses	130,238	343,733	75,645
Directors’/Trustees’ fees and expenses	24,956	58,550	13,359
Professional fees	213,851	263,896	101,487
Shareholders’ reports – printing and mailing expenses	127,378	282,342	71,643
Stock exchange listing fees	13,016	31,239	9,111
Other expenses	6,007	22,634	21,041
Total expenses before custodian fee credit and expense reimbursement	6,373,099	15,974,785	3,444,705
Custodian fee credit	(8,647)	(22,659)	(6,085)
Expense reimbursement	—	—	—
Net expenses	6,364,452	15,952,126	3,438,620
Net investment income	36,579,223	92,297,646	18,747,682
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(365,237)	3,248,061	1,205,612
Change in net unrealized appreciation (depreciation) of investments	22,254,904	54,668,514	9,719,823
Net realized and unrealized gain (loss)	21,889,667	57,916,575	10,925,435
Distributions to Auction Rate Preferred Shareholders
From net investment income	(972,939)	(2,690,399)	(522,384)
From accumulated net realized gains	—	—	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(972,939)	(2,690,399)	(522,384)
Net increase (decrease) in net assets applicable to Common shares from operations	$57,495,951	$147,523,822	$29,150,733

See accompanying notes to financial statements.

 Nuveen Investments 81

Statement of
Operations (continued)
Year Ended October 31, 2010

	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG )	Insured Tax-Free Advantage (NEA )
Investment Income	$38,072,977		$34,394,093	$24,754,075
Expenses
Management fees	4,662,949		4,184,758	3,116,833
Auction fees	208,370		143,323	135,315
Dividend disbursing agent fees	—		30,000	30,000
Shareholders’ servicing agent fees and expenses	35,517		7,529	4,341
Interest expense and amortization of offering costs	1,949,577		3,756,544	2,203,308
Liquidity fees	1,830,036		—	—
Custodian’s fees and expenses	122,099		112,331	86,153
Directors’/Trustees’ fees and expenses	19,219		21,040	15,927
Professional fees	45,836		111,719	94,504
Shareholders’ reports – printing and mailing expenses	130,232		105,436	65,176
Stock exchange listing fees	12,659		4,169	2,570
Other expenses	—		—	20,188
Total expenses before custodian fee credit and expense reimbursement	9,016,494		8,476,849	5,774,315
Custodian fee credit	(8,355)		(2,813)	(4,140)
Expense reimbursement	—		(820,666)	(432,427)
Net expenses	9,008,139		7,653,370	5,337,748
Net investment income	29,064,838		26,740,723	19,416,327
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	958,435		91,467	44,055
Change in net unrealized appreciation (depreciation) of investments	18,993,472		11,535,902	11,384,510
Net realized and unrealized gain (loss)	19,951,907		11,627,369	11,428,565
Distributions to Auction Rate Preferred Shareholders
From net investment income	—		(330,957)	(361,303)
From accumulated net realized gains	—		(83,568)	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	—		(414,525)	(361,303)
Net increase (decrease) in net assets applicable to Common shares from operations	$49,016,745		$37,953,567	$30,483,589

See accompanying notes to financial statements.

82 Nuveen Investments

Statement of
Changes in Net Assets

	Insured Quality (NQI)		Insured Opportunity (NIO)
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09
Operations
Net investment income	$36,579,223	$38,050,658	$92,297,646	$80,351,687
Net realized gain (loss) from:
Investments	(365,237)	(3,961,756)	3,248,061	1,491,035
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	22,254,904	70,606,759	54,668,514	128,404,860
Forward swaps	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(972,939)	(2,175,313)	(2,690,399)	(4,883,766)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	57,495,951	102,520,348	147,523,822	205,363,816
Distributions to Common Shareholders
From net investment income	(32,559,670)	(28,915,237)	(79,910,850)	(59,230,779)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(32,559,670)	(28,915,237)	(79,910,850)	(59,230,779)
Capital Share Transactions
Common shares:
Issued in the Reorganization(1)	—	—	—	207,492,882
Net proceeds from shares issued to shareholders due to reinvestment of distributions	1,445,628	148,339	—	—
Repurchased and retired	—	—	(37,551)	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	1,445,628	148,339	(37,551)	207,492,882
Net increase (decrease) in net assets applicable to Common shares	26,381,909	73,753,450	67,575,421	353,625,919
Net assets applicable to Common shares at the beginning of year	521,216,460	447,463,010	1,358,843,888	1,005,217,969
Net assets applicable to Common shares at the end of year	$547,598,369	$521,216,460	$1,426,419,309	$1,358,843,888
Undistributed (Over-distribution of) net investment income at the end of year	$8,242,801	$5,239,968	$23,443,212	$13,750,540

(1) Common shares issued in the Reorganization of Nuveen Florida Premium Income Municipal Fund (NFL).

See accompanying notes to financial statements.

Nuveen Investments 83

Statement of
Changes in Net Assets (continued)

	Premier Insured Income (NIF)		Insured Premium Income 2 (NPX)
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09
Operations
Net investment income	$18,747,682	$19,238,723	$29,064,838	$29,853,041
Net realized gain (loss) from:
Investments	1,205,612	(28,901)	958,435	(3,699,493)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	9,719,823	31,808,470	18,993,472	57,348,025
Forward swaps	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(522,384)	(1,158,067)	—	—
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	29,150,733	49,860,225	49,016,745	83,501,573
Distributions to Common Shareholders
From net investment income	(16,982,257)	(14,137,477)	(27,753,661)	(24,989,504)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(16,982,257)	(14,137,477)	(27,753,661)	(24,989,504)
Capital Share Transactions
Common shares:
Issued in the Reorganization	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	537,718	—	—	—
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	537,718	—	—	—
Net increase (decrease) in net assets applicable to Common shares	12,706,194	35,722,748	21,263,084	58,512,069
Net assets applicable to Common shares at the beginning of year	279,311,614	243,588,866	484,068,738	425,556,669
Net assets applicable to Common shares at the end of year	$292,017,808	$279,311,614	$505,331,822	$484,068,738
Undistributed (Over-distribution of) net investment income at the end of year	$4,681,453	$3,446,640	$5,204,926	$3,094,419

See accompanying notes to financial statements.

84 Nuveen Investments

	Insured Dividend Advantage (NVG)		Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09
Operations
Net investment income	$26,740,723	$29,671,614	$19,416,327	$18,590,630
Net realized gain (loss) from:
Investments	91,467	(5,791,986)	44,055	(1,232,542)
Forward swaps	—	5,000,000	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	11,535,902	54,873,147	11,384,510	34,689,209
Forward swaps	—	(1,124,391)	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(330,957)	(1,745,832)	(361,303)	(1,057,458)
From accumulated net realized gains	(83,568)	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	37,953,567	80,882,552	30,483,589	50,989,839
Distributions to Common Shareholders
From net investment income	(25,034,436)	(22,593,095)	(18,077,924)	(13,551,237)
From accumulated net realized gains	(1,218,939)	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(26,253,375)	(22,593,095)	(18,077,924)	(13,551,237)
Capital Share Transactions
Common shares:
Issued in the Reorganization(2)	—	—	—	54,285,213
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	80,971	—
Repurchased and retired	—	(117,163)	—	(212,353)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(117,163)	80,971	54,072,860
Net increase (decrease) in net assets applicable to Common shares	11,700,192	58,172,294	12,486,636	91,511,462
Net assets applicable to Common shares at the beginning of year	441,207,489	383,035,195	320,586,874	229,075,412
Net assets applicable to Common shares at the end of year	$452,907,681	$441,207,489	$333,073,510	$320,586,874
Undistributed (Over-distribution of) net investment income at the end of year	$6,171,515	$4,426,545	$4,146,478	$2,920,016

(2) Common shares issued in the Reorganization of Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF).

See accompanying notes to financial statements.

Nuveen Investments 85

Statement of
Cash Flows
Year Ended October 31, 2010

	Insured Quality (NQI )	Insured Premium Income 2 (NPX )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common shares from Operations	$57,495,951	$49,016,745
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(87,966,646)	(74,417,733)
Proceeds from sales and maturities of investments	100,460,978	78,624,772
Proceeds from (Purchases of) short-term investments, net	(12,990,000)	—
Amortization (Accretion) of premiums and discounts, net	(2,909,335)	(1,477,595)
(Increase) Decrease in receivable for dividends and interest	412,853	697,444
(Increase) Decrease in receivable for investments sold	2,910,000	9,679,732
(Increase) Decrease in other assets	(7,266)	(210,862)
Increase (Decrease) in payable for investments purchased	9,559,627	(9,639,100)
Increase (Decrease) in payable for Auction Rate Preferred share dividends	3,042	—
Increase (Decrease) in payable for interest	—	—
Increase (Decrease) in accrued management fees	2,952	2,238
Increase (Decrease) in accrued other liabilities	28,350	58,329
Net realized (gain) loss from investments	365,237	(958,435)
Change in net unrealized (appreciation) depreciation of investments	(22,254,904)	(18,993,472)
Taxes paid on undistributed capital gains	(118)	(26)
Net cash provided by (used in) operating activities	45,110,721	32,382,037
Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	260,000	—
Increase (Decrease) in cash overdraft balance	—	(1,033,897)
(Increase) Decrease in cash equivalents	—	—
Increase (Decrease) in Auction Rate Preferred shares noticed for redemption, at liquidation value	—	—
(Increase) Decrease in deferred offering costs	—	80,724
Increase (Decrease) in payable for offering costs	—	113,518
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value	—	—
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	(6,650,000)	—
Cash distributions paid to Common shareholders	(30,980,521)	(27,694,991)
Net cash provided by (used in) financing activities	(37,370,521)	(28,534,646)
Net Increase (Decrease) in Cash	7,740,200	3,847,391
Cash at the beginning of year	1,811,377	—
Cash at the End of Year	9,551,577	3,847,391

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $1,445,628 for Insured Quality (NQI).

	Insured Quality (NQI	)	Insured Premium Income 2 (NPX	)
Cash paid for interest (excluding amortization of offering costs, where applicable)	$384,131		$1,147,236

See accompanying notes to financial statements.

86 Nuveen Investments

	Insured Dividend Advantage (NVG )	Insured Tax-Free Advantage (NEA )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common shares from Operations	$37,953,567	$30,483,589
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(17,412,699)	(11,245,321)
Proceeds from sales and maturities of investments	15,646,427	8,685,778
Proceeds from (Purchases of) short-term investments, net	—	3,790,000
Amortization (Accretion) of premiums and discounts, net	(904,865)	(215,088)
(Increase) Decrease in receivable for dividends and interest	124,747	(114,065)
(Increase) Decrease in receivable for investments sold	1,383,558	(5,000)
(Increase) Decrease in other assets	(26,208)	(18,478)
Increase (Decrease) in payable for investments purchased	297,649	—
Increase (Decrease) in payable for Auction Rate Preferred share dividends	(242)	(364)
Increase (Decrease) in payable for interest	159,318	208,999
Increase (Decrease) in accrued management fees	21,492	29,949
Increase (Decrease) in accrued other liabilities	(15,372)	(123,897)
Net realized (gain) loss from investments	(91,467)	(44,055)
Change in net unrealized (appreciation) depreciation of investments	(11,535,902)	(11,384,510)
Taxes paid on undistributed capital gains	(4,098)	(8)
Net cash provided by (used in) operating activities	25,595,905	20,047,529
Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	—	—
Increase (Decrease) in cash overdraft balance	—	—
(Increase) Decrease in cash equivalents (1)	106,158,035	—
Increase (Decrease) in Auction Rate Preferred shares noticed for redemption, at liquidation value	(106,125,000)	—
(Increase) Decrease in deferred offering costs	372,060	(1,355,528)
Increase (Decrease) in payable for offering costs	(79,930)	273,863
Increase (Decrease) in MuniFund Term Preferred shares, at liquidation value	—	83,000,000
Increase (Decrease) in Auction Rate Preferred shares, at liquidation value	—	(81,375,000)
Cash distributions paid to Common shareholders	(26,250,238)	(18,174,260)
Net cash provided by (used in) financing activities	(25,925,073)	(17,630,925)
Net Increase (Decrease) in Cash	(329,168)	2,416,604
Cash at the beginning of year	1,196,918	1,565,603
Cash at the End of Year	867,750	3,982,207

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $80,971 for Insured Tax-Free Advantage (NEA).

	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Cash paid for interest (excluding amortization of offering costs, where applicable)	$3,225,166		$1,744,837

(1) Segregated for the payment of Auction Rate Preferred shares noticed for redemption at October 31,2009.

See accompanying notes to financial statements.

Nuveen Investments 87

Notes to
Financial Statements

1. General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured Quality Municipal Fund, Inc. (NQI), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Premier Insured Municipal Income Fund, Inc. (NIF), Nuveen Insured Premium Income Municipal Fund 2 (NPX), Nuveen Insured Dividend Advantage Municipal Fund (NVG) and Nuveen Insured Tax-Free Advantage Municipal Fund (NEA) (collectively, the “Funds”). Common shares of Insured Quality (NQI), Insured Opportunity (NIO), Premier Insured Income (NIF) and Insured Premium Income 2 (NPX) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

During the fiscal year ended October 31, 2009, the following Nuveen Florida closed-end municipal funds were reorganized into the following existing Nuveen national municipal closed-end funds, as follows (collectively, the “Reorganizations”):

•	Nuveen Insured Florida Premium Income Municipal Fund (NFL) into Insured Opportunity (NIO);

•	Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) into Insured Tax-Free Advantage (NEA).

Each of these Funds called a special meeting of shareholders, originally scheduled in each case for May 15, 2009, to vote on the Reorganizations. Those meetings were subsequently adjourned to and reconvened in June and July, at which time, shareholders of each of Insured Florida Premium Income (NFL), Insured Florida Tax-Free Advantage (NWF), Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA) approved its respective Reorganization, with more than 80% of participating shares of each fund voting in favor of the Reorganization.

After the close of business on October 16, 2009, Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA) acquired all the net assets of Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF), respectively, pursuant to the plan of Reorganizations described above. The acquisition was accomplished by a tax-free exchange of Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) Common shares for Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA) Common shares, respectively. On October 16, 2009, the net assets of Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) were $207,492,882 and $54,285,213, respectively. Insured Florida Premium Income’s (NFL) and Insured Florida Tax-Free Advantage’s (NWF) net assets applicable to Common shares at that date included $8,234,921 and $3,171,992 of net unrealized appreciation, respectively. Each Fund’s net unrealized appreciation was combined with that of Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA), respectively. The combined net assets applicable to Common shares of Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA) immediately after the acquisitions were $1,372,440,081 and $323,751,223, respectively. For accounting and performance reporting purposes, Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA) are the survivors. Prior to the Reorganizations, each of Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) established a reserve for certain costs and expenses associated with the Reorganizations, including amounts estimated for the advancement of legal costs in connection with legal proceedings brought by a shareholder of the funds challenging the Reorganizations. The amount of such reserve is included as a component of Insured Opportunity’s (NIO) and Insured Tax-Free Advantage’s (NEA) “Accrued other expenses” on the Statement of Assets and Liabilities.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices.

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing

88 Nuveen Investments

service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2010, Insured Quality (NQI) and Insured Opportunity (NIO) had outstanding when-issued/delayed delivery purchase commitments of $9,559,627 and $13,456,757, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Tax-Free Advantage (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

 Nuveen Investments 89

Notes to
Financial Statements (continued)

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). The following Funds have issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Number of shares:
Series M	1,954		3,319		—		1,247		—
Series T	1,956		3,319		—		1,217		1,104
Series W	1,957		3,320		678		—		1,105
Series W2	—		2,655		—		—		486	**
Series W3	—		1,486	*	—		—		—
Series TH	1,745		3,319		2,263		1,214		—
Series TH2	—		3,321		—		—		—
Series TH3	—		2,536	*	—		—		—
Series F	1,956		3,318		2,264		—		—
Total	9,568		26,593		5,205		3,678		2,695

*	ARPS issued in the Reorganization of Insured Florida Premium Income (NFL).
**	ARPS issued in the Reorganization of Insured Florida Tax-Free Advantage (NWF).

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of October 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
ARPS redeemed, at liquidation value	$78,800,000		$126,175,000		$30,875,000		$268,900,000		$141,050,000		$105,625,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Insured Quality (NQI), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage’s (NEA) Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of their ARPS had been filed on behalf of shareholders of Insured Quality (NQI), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested director/trustee, and current and former officers of Insured Quality (NQI), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Insured Quality (NQI), Premier Insured Income (NIF), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) believe that these lawsuits will not have a material effect on them or on the Adviser’s ability to serve as investment adviser to them.

90 Nuveen Investments

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem a portion of each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of October 31, 2010, the number of MTP Shares outstanding, fixed annual rate and the NYSE “ticker” symbol for each Fund are as follows:

	Insured Dividend Advantage (NVG)			Insured Tax-Free Advantage (NEA)
	Shares Outstanding	Fixed Annual Rate	NYSE Ticker	Shares Outstanding	Fixed Annual Rate	NYSE Ticker
Series:
2014	10,800,000	2.95%	NVG Pr C	—	—%	—
2015	—	—	—	8,300,000	2.85	NEA Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s MTP Shares are as follows:

	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
	Series 2014		Series 2015
Term Redemption Date	November 1, 2014		February 1, 2015
Optional Redemption Date	November 1, 2010		February 1, 2011
Premium Expiration Date	November 1, 2011		January 31, 2012

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended October 31, 2010, was as follows:

	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)*
Average liquidation value of MTP Shares outstanding	$108,000,000		$82,720,280

* For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering are recorded as reductions of offering costs recognized by the Funds. During the fiscal year ended October 31, 2010, the net amounts earned by Nuveen were as follows:

	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)*
Net amounts earned by Nuveen	$2,916		$6,029

* For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.

Variable Rate Demand Preferred Shares
Insured Premium Income 2 (NPX) has issued and outstanding 2,190 Series 2 Variable Rate Demand Preferred (“VRDP”) Shares, $100,000 liquidation value per share. The Fund issued its 2,190 Series 1 VRDP Shares in a privately negotiated offering in August 2008. Concurrent with renewing agreements with the liquidity provider for its VRDP Shares in June 2010, the Fund exchanged all its 2,190 Series 1 VRDP Shares for 2,190 Series 2 VRDP Shares. The principal difference in terms between Series 1 and Series 2 VRDP Shares is the requirement that the Fund redeem VRDP Shares

 Nuveen Investments 91

Notes to
Financial Statements (continued)

owned by the liquidity provider if the VRDP Shares have been owned by the liquidity provider through six months of continuous, unsuccessful remarketing. Proceeds of the Fund’s offering were used to redeem all of the Fund’s outstanding ARPS. The VRDP Shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and have a maturity date of August 1, 2038.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Insured Premium Income 2 (NPX) had all $219,000,000 of its VRDP Shares issued and outstanding during the fiscal year ended October 31, 2010, with an annualized dividend rate of 0.37%.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees” on the Statement of Operations.

Insurance
Under normal circumstances, and during the period November 1, 2009 through May 2, 2010, the Funds’ investment policies provided that each Fund would invest at least 80% of their managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80%, insurers must have a claims paying ability rated at least “A” at the time of purchase by at least one independent rating agency. In addition, each Fund would invest at least 80% of its net assets in municipal securities that are rated at least “AA” at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by the Adviser, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Inverse floating rate securities whose underlying bonds are covered by insurance are included for purposes of the 80%. Each Fund may have also invested up to 20% of its net assets in municipal securities rated at least “BBB” (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Since 2007, the financial status of most major municipal bond insurers has deteriorated substantially, and some insurers have gone out of business, rendering worthless the insurance policies they had written. On May 3, 2010, the Funds’ Board of Directors/Trustees approved changes to each Fund’s insurance investment policies in response to the continuing challenges faced by municipal bond insurers. The changes to each Fund’s investment policies are intended to increase the Funds’ investment flexibility in pursuing their investment objective, while retaining the insured nature of their portfolios. The changes, which were effective immediately, provide that under normal circumstances, each Fund invests at least 80% of its managed assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. In addition, the municipal securities in each Fund invests will be investment grade at the time of purchase (including (i) bonds insured by investment grade rated insurers or are rated investment grade; (ii) unrated bonds that are judged to be investment grade by the Adviser; and (iii) escrowed bonds). Ratings below BBB are considered to be below investment grade.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Assuming that the insurer remains creditworthy, the insurance feature of a municipal security guarantees the full payment of principal and interest when due through the life of an insured obligation. Such insurance does not guarantee the market value of the insured obligation or the value of the Fund’s Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds and is reflected as an expense over the term of the policy. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

92 Nuveen Investments

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts, is as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Maximum exposure to Recourse Trusts	$26,606,650		$31,095,000		$15,375,000		$14,845,000		$—		$6,665,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2010, were as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Average floating rate obligations outstanding	$59,318,808		$134,833,333		$25,384,726		$57,980,000		$28,413,334		$13,040,000
Average annual interest rate and fees	0.65%		0.66%		0.67%		0.58%		0.70%		0.73%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align a Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s

 Nuveen Investments 93

Notes to
Financial Statements (continued)

swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not enter into forward interest rate swap transactions during the fiscal year ended October 31, 2010.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a predetermined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by Insured Premium Income 2 (NPX) in connection with its offering of VRDP Shares ($2,535,000) were recorded as a deferred charge and will be amortized over the 30-year life of the shares. Costs incurred by Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA) in connection with their offerings of MTP Shares ($1,875,000 and $1,605,000, respectively) were recorded as deferred charges and will be amortized over the 5-year life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

94 Nuveen Investments

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2010:

Insured Quality (NQI)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$824,651,012	$—	$824,651,012
Short-Term Investments	—	12,990,000	—	12,990,000
Total	$—	$837,641,012	$—	$837,641,012

Insured Opportunity (NIO)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,195,803,799	$—	$2,195,803,799
Short-Term Investments	—	8,782,000	—	8,782,000
Total	$—	$2,204,585,799	$—	$2,204,585,799

Premier Insured Income (NIF)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$433,958,893	$—	$433,958,893

Insured Premium Income 2 (NPX)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$766,032,746	$—	$766,032,746

Insured Dividend Advantage (NVG)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$670,969,620	$—	$670,969,620
Investment Companies	1,394,162	—	—	1,394,162
Total	$1,394,162	$670,969,620	$—	$672,363,782

Insured Tax-Free Advantage (NEA)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$485,758,741	$—	$485,758,741

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended October 31, 2010.

 Nuveen Investments 95

Notes to
Financial Statements (continued)

4. Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Insured Quality (NQI)		Insured Opportunity (NIO)			Premier Insured Income (NIF)
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09		Year Ended 10/31/10	Year Ended 10/ 31/09
Common shares:
Issued in the Reorganization	—	—	—	14,451,767	*	—	—
Issued to shareholders due to reinvestment of distributions	102,819	11,552	—	—		36,155	—
Repurchased and retired	—	—	(2,900)	—		—	—

Weighted average Common share:
Price per share repurchased and retired	—	—	$12.93	—		—	—
Discount per share repurchased and retired	—	—	8.57%	—		—	—

	Insured Premium Income 2 (NPX)		Insured Dividend Advantage (NVG)		Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09
Common shares:
Issued in the Reorganization	—	—	—	—	—	3,728,205**
Issued to shareholders due to reinvestment of distributions	—	—	—	—	5,430	—
Repurchased and retired	—	—	—	(10,400)	—	(19,300)
	—	—	—	(10,400)	—	3,708,905
Weighted average Common share:
Price per share repurchased and retired	—	—	—	$11.53	—	$10.98
Discount per share repurchased and retired	—	—	—	16.82%	—	18.03%

*	Common shares issued in the Reorganization of Insured Florida Premium Income (NFL).
**	Common shares issued in the Reorganization of Insured Florida Tax-Free Advantage (NWF).

Preferred Shares
Insured Premium Income 2 (NPX) redeemed all of its outstanding ARPS during the fiscal year ended October 31, 2008.

Transactions in ARPS were as follows:

	Insured Quality (NQI)				Insured Opportunity (NIO)
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS issued in the
Reorganization:
Series W3	—	$—	—	$—	—	$—	1,510 *	$37,750,000 *
Series TH3	—	—	—	—	—	—	2,577 *	64,425,000 *

	—	—	—	—	—	—	4,087	102,175,000
ARPS redeemed/and or
noticed for redemption:
Series M	(55)	(1,375,000)	(431)	(10,775,000)	(53)	(1,325,000)	(294)	(7,350,000)
Series T	(54)	(1,350,000)	(430)	(10,750,000)	(53)	(1,325,000)	(294)	(7,350,000)
Series W	(54)	(1,350,000)	(429)	(10,725,000)	(53)	(1,325,000)	(294)	(7,350,000)
Series W2	—	—	—	—	(43)	(1,075,000)	(236)	(5,900,000)
Series W3	—	—	—	—	(24)	(600,000)	—	—
Series TH	(49)	(1,225,000)	(383)	(9,575,000)	(53)	(1,325,000)	(295)	(7,375,000)
Series TH2	—	—	—	—	(53)	(1,325,000)	(294)	(7,350,000)
Series TH3	—	—	—	—	(41)	(1,025,000)	—	—
Series F	(54)	(1,350,000)	(430)	(10,750,000)	(53)	(1,325,000)	(295)	(7,375,000)
	(266)	(6,650,000)	(2,103)	(52,575,000)	(426)	(10,650,000)	(2,002)	(50,050,000)
Total	(266)	$(6,650,000)	(2,103)	$(52,575,000)	(426)	$(10,650,000)	2,085	$52,125,000

96 Nuveen Investments

	Premier Insured Income (NIF)
	Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount
ARPS redeemed/and or noticed for redemption:
Series M	—	$—	—	$—
Series T	—	—	—	—
Series W	—	—	(130)	(3,250,000)
Series TH	—	—	(432)	(10,800,000)
Series F	—	—	(431)	(10,775,000)
Total	—	$—	(993)	$(24,825,000)

	Insured Dividend Advantage (NVG)				Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS issued in the Reorganization:
Series W2	—	$—	—	$—	—	$—	1,070 **	$26,750,000 **
ARPS redeemed/and or noticed for redemption:
Series M	—	—	(1,832)	(45,800,000)	—	—	—	—
Series T	—	—	(1,783)	(44,575,000)	(1,336)	(33,400,000)	(216)	(5,400,000)
Series W	—	—	—	—	(1,335)	(33,375,000)	(216)	(5,400,000)
Series W2	—	—	—	—	(584)	(14,600,000)	—	—
Series TH	—	—	(1,786)	(44,650,000)	—	—	—	—
	—	—	(5,401)	(135,025,000)	(3,255)	(81,375,000)	(432)	(10,800,000)
Total	—	$—	(5,401)	$(135,025,000)	(3,255)	$(81,375,000)	638	$15,950,000

*
ARPS issued in the Reorganization of Insured Florida Premium Income (NFL). Prior to the Reorganization, Insured Florida Premium Income (NFL) redeemed 130 and 233 Series W and TH shares, respectively, in the amounts of $3,250,000 and $5,575,000, respectively.

**
ARPS issued in the Reorganization of Insured Florida Tax-Free Advantage (NWF). Prior to the Reorganization, Insured Florida Tax-Free Advantage (NWF) redeemed 90 Series W shares in the amount of $2,250,000.

Transactions in MTP Shares were as follows:

	Insured Dividend Advantage (NVG)
	Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	—	$—	10,800,000	$108,000,000

	Insured Tax-Free Advantage (NEA)
	Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	8,300,000	$83,000,000	—	$—

During the fiscal year ended October 31, 2010, Insured Premium Income 2 (NPX) completed a private exchange offer in which all of its 2,190 Series 1 VRDP Shares were exchanged for 2,190 Series 2 VRDP Shares.

 Nuveen Investments 97

Notes to
Financial Statements (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended October 31, 2010, were as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Purchases	$87,966,646		$159,080,400		$53,378,430		$74,417,733		$17,412,699		$11,245,321
Sales and maturities	100,460,978		141,699,719		54,840,051		78,624,772		15,646,427		8,685,778

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Cost of investments	$769,298,760		$1,989,605,663		$392,967,513		$692,016,216		$620,116,083		$451,691,391
Gross unrealized:
Appreciation	42,309,142		122,222,971		27,029,934		40,637,993		43,307,061		27,405,101
Depreciation	(33,369,137)		(42,071,577)		(8,404,247)		(24,603,122)		(19,472,527)		(6,375,516)
Net unrealized appreciation (depreciation) of investments	$8,940,005		$80,151,394		$18,625,687		$16,034,871		$23,834,534		$21,029,585

Permanent differences, primarily due to expired capital loss carryforwards, federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2010, the Funds’ tax year end, as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO )	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Paid-in surplus	$629		$(16,777)	$88		$(802,209)		$(369,847)		$(977,733)
Undistributed (Over-distribution of) net investment income	(43,781)		(3,725)	(8,228)		799,330		369,640		249,362
Accumulated net realized gain (loss)	43,152		20,502	8,140		2,879		207		728,371

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2010, the Funds’ tax year end, were as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Undistributed net tax-exempt income*	$10,060,777		$27,624,417		$5,917,120		$6,876,370		$7,963,302		$5,686,189
Undistributed net ordinary income **	309		428,114		—		179		4,493		5,353
Undistributed net long-term capital gains	—		—		—		—		99,027		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2010, paid on November 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

98 Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended October 31, 2010 and October 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Distributions from net tax-exempt income ***	$33,407,345		$83,231,805		$17,344,874		$28,528,827		$28,392,303		$20,278,475
Distributions from net ordinary income **	—		—		—		—		—		—
Distributions from net long-term capital gains ****	—		—		—		—		1,302,507		—

2009	Insured Quality (NQI	)	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Dividend Advantage (NVG	)	Insured Tax-Free Advantage (NEA	)
Distributions from net tax-exempt income	$30,908,983		$61,377,271		$15,125,146		$26,240,993		$24,084,927		$14,021,812
Distributions from net ordinary income **	—		118,143		—		—		—		—
Distributions from net long-term capital gains	—		—		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2010, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2010.

At October 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Insured Quality (NQI	)	Insured Opportunity (NIO	)*	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Tax-Free Advantage (NEA	)*
Expiration:
October 31, 2011	$—		$—		$—		$—		$97,429
October 31, 2012	—		—		—		—		236,625
October 31, 2013	—		—		—		—		4,418,633
October 31, 2014	731,585		—		—		—		—
October 31, 2015	—		—		—		—		174,026
October 31, 2016	3,901,374		5,318,344		1,275,634		5,960,817		1,917,479
October 31, 2017	217,918		—		—		456,587		—
October 31, 2018	322,087		—		—		—		—
Total	$5,172,964		$5,318,344		$1,275,634		$6,417,404		$6,844,192

*	A portion of Insured Opportunity’s (NIO) and Insured Tax-Free Advantage’s (NEA) capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

During the tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards as follows:

	Insured Opportunity (NIO	)	Premier Insured Income (NIF	)	Insured Premium Income 2 (NPX	)	Insured Tax-Free Advantage (NEA	)
Utilized capital loss carryforwards	$3,268,560		$1,213,751		$961,315		$44,123

At October 31, 2010, $728,305 of Insured Tax-Free Advantage’s (NEA) capital loss carryforward expired.

Nuveen Investments 99

Notes to
Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Insured Quality (NQI) Insured Opportunity (NIO) Premier Insured Income (NIF) Insured Premium Income 2 (NPX) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Average Daily Managed Assets*	Insured Dividend Advantage (NVG) Insured Tax-Free Advantage (NEA) Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. As of October 31, 2010, the complex-level fee rate was .1809%.

100 Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Insured Dividend Advantage’s (NVG) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,		Year Ending March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

* From the commencement of operations.

The Adviser has not agreed to reimburse Insured Dividend Advantage (NVG) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured Tax-Free Advantage’s (NEA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending November 30,		Year Ending November 30,
2002*	.32%	2007	.32%
2003	.32	2008	.24
2004	.32	2009	.16
2005	.32	2010	.08
2006	.32

* From the commencement of operations.

The Adviser has not agreed to reimburse Insured Tax-Free Advantage (NEA) for any portion of its fees and expenses beyond November 30, 2010.

8. New Accounting Standards
Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the footnote disclosures, if any.

9. Subsequent Events
Other Matters
During November 2010, Insured Opportunity (NIO) received a demand letter alleging that its Board of Directors breached their fiduciary duties related to the redemption at par of its ARPS. The demand letter has been filed on behalf of shareholders of Insured Opportunity (NIO), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of Insured Opportunity (NIO).

Preferred Shares
During December 2010, Premier Insured Income (NIF) issued $130.9 million of VRDP shares. Immediately following its VRDP issuance, Premier Insured Income (NIF) noticed for redemption at par its remaining $130.125 million ARPS using the VRDP proceeds.

 Nuveen Investments 101

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured Quality (NQI)
Year Ended 10/31:
2010	$13.61	$.95	$.58	$(.03)	$—	$1.50	$(.85)	$—	$(.85)	$—		$14.26	$14.40
2009	11.68	.99	1.76	(.06)	—	2.69	(.76)	—	(.76)	—		13.61	13.30
2008	14.88	.99	(3.16)	(.30)	—	(2.47)	(.73)	—	(.73)	—		11.68	11.15
2007	15.40	.99	(.49)	(.29)	—	.21	(.73)	—	(.73)	—		14.88	13.61
2006	15.31	.99	.24	(.25)	(.01)	.97	(.80)	(.08)	(.88)	—		15.40	14.83
Insured Opportunity (NIO)
Year Ended 10/31:
2010	14.22	.97	.60	(.03)	—	1.54	(.84)	—	(.84)	—	*	14.92	14.83
2009	12.39	.96	1.66	(.06)	—	2.56	(.73)	—	(.73)	—		14.22	12.98
2008	15.04	.97	(2.62)	(.30)	— *	(1.95)	(.70)	— *	(.70)	—		12.39	11.15
2007	15.57	.98	(.45)	(.30)	(.01)	.22	(.73)	(.02)	(.75)	—		15.04	13.56
2006	15.46	.98	.34	(.24)	(.03)	1.05	(.80)	(.14)	(.94)	—		15.57	14.75

	Auction Rate Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Insured Quality (NQI)
Year Ended 10/31:
2010	$239,200	$25,000	$82,232
2009	245,850	25,000	78,001
2008	298,425	25,000	62,485
2007	318,000	25,000	69,808
2006	318,000	25,000	71,378
Insured Opportunity (NIO)
Year Ended 10/31:
2010	664,825	25,000	78,639
2009	675,475	25,000	75,292
2008	623,350	25,000	65,315
2007	680,000	25,000	69,864
2006	680,000	25,000	71,440

102 Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Portfolio Turnover Rate

15.03%	11.30%		$547,598	1.19%		1.12%	6.81%	11%
26.98	23.65		521,216	1.32		1.21	7.86	4
(13.35)	(17.24)		447,463	1.49		1.23	7.03	7
(3.48)	1.38		569,958	1.52		1.18	6.53	5
2.76	6.53	**	589,928	1.20		1.20	6.49	13

21.20	11.08		1,426,419	1.14		1.08	6.61	7
23.62	21.18		1,358,844	1.29		1.18	7.36	8
(13.17)	(13.45)		1,005,218	1.43		1.19	6.76	9
(3.18)	1.49		1,220,297	1.41		1.16	6.39	5
8.26	7.05	**	1,263,172	1.17		1.17	6.38	13

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

*	Rounds to less than $.01 per share.
**
During the fiscal year ended October 31, 2006, Insured Quality (NQI) and Insured Opportunity (NIO) received payments from the Adviser of $27,762 and $42,338, respectively, to offset losses realized on the disposal of investments purchased in violation of each Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Common Share Net Asset Value.

See accompanying notes to financial statements.

 Nuveen Investments 103

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Premier Insured Income (NIF)
Year Ended 10/31:
2010	$14.38	$.96	$.57	$(.03)	$—		$1.50	$(.87)	$—	$(.87)	$—	$15.01	$15.50
2009	12.54	.99	1.64	(.06)	—		2.57	(.73)	—	(.73)	—	14.38	13.10
2008	14.90	.96	(2.37)	(.31)	—		(1.72)	(.64)	—	(.64)	—	12.54	11.19
2007	15.40	.97	(.47)	(.29)	—		.21	(.71)	—	(.71)	—	14.90	13.25
2006	15.33	.98	.25	(.25)	(.02)		.96	(.79)	(.10)	(.89)	—	15.40	14.60
Insured Premium Income 2 (NPX)
Year Ended 10/31:
2010	12.96	.78	.53	—	—		1.31	(.74)	—	(.74)	—	13.53	13.40
2009	11.39	.80	1.44	—	—		2.24	(.67)	—	(.67)	—	12.96	11.86
2008	13.73	.80	(2.32)	(.20)	—		(1.72)	(.62)	—	(.62)	—	11.39	9.56
2007	14.16	.86	(.39)	(.26)	—		.21	(.64)	—	(.64)	—	13.73	12.18
2006	13.93	.86	.28	(.23)	—		.91	(.68)	—	(.68)	—	14.16	13.03

	Auction Rate Preferred Shares at End of Period			Variable Rate Demand Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Premier Insured Income (NIF)
Year Ended 10/31:
2010	$130,125	$25,000	$81,103	$—	$—	$—
2009	130,125	25,000	78,662	—	—	—
2008	154,950	25,000	64,301	—	—	—
2007	161,000	25,000	69,938	—	—	—
2006	161,000	25,000	71,429	—	—	—
Insured Premium Income 2 (NPX)
Year Ended 10/31:
2010	—	—	—	219,000	100,000	330,745
2009	—	—	—	219,000	100,000	321,036
2008	—	—	—	219,000	100,000	294,318
2007	268,900	25,000	72,696	—	—	—
2006	268,900	25,000	74,180	—	—	—

104 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Portfolio Turnover Rate

25.60%	10.74%	$292,018	1.20%		1.15%	6.56%	12%
24.07	20.90	279,312	1.30		1.23	7.25	2
(11.12)	(11.92)	243,589	1.42		1.25	6.72	6
(4.66)	1.40	289,400	1.38		1.21	6.41	9
7.68	6.46	299,001	1.22		1.22	6.44	8

19.70	10.39	505,332	1.82		1.59	5.87	10
31.78	20.15	484,069	1.98		1.47	6.56	7
(17.17)	(12.98)	425,557	2.13		1.25	6.12	8
(1.77)	1.55	513,021	1.76		1.16	6.19	5
7.11	6.75	528,984	1.16		1.16	6.14	15

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Variable Rate Demand Preferred shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, payments to Variable Rate Demand Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accouting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

See accompanying notes to financial statements.

 Nuveen Investments 105

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Insured Dividend Advantage (NVG)
Year Ended 10/31:
2010	$14.80	$.90	$.39	$(.01)	$—	*	$1.28	$(.84)	$(.04)	$(.88)	$—		$15.20	$14.80
2009	12.85	1.00	1.77	(.06)	—		2.71	(.76)	—	(.76)	—	*	14.80	13.85
2008	15.09	1.00	(2.25)	(.29)	—		(1.54)	(.70)	—	(.70)	—		12.85	11.42
2007	15.50	1.00	(.38)	(.28)	—		.34	(.75)	—	(.75)	—		15.09	13.71
2006	15.23	1.01	.33	(.25)	—		1.09	(.82)	—	(.82)	—		15.50	14.89
Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2010	14.42	.87	.52	(.02)	—		1.37	(.81)	—	(.81)	—		14.98	14.95
2009	12.37	.98	1.86	(.06)	—		2.78	(.73)	—	(.73)	—	*	14.42	13.48
2008	14.71	.95	(2.31)	(.27)	—		(1.63)	(.71)	—	(.71)	—		12.37	11.40
2007	14.93	.97	(.21)	(.27)	—		.49	(.71)	—	(.71)	—		14.71	14.30
2006	14.56	.97	.38	(.24)	—		1.11	(.74)	—	(.74)	—		14.93	14.35

	Auction Rate Preferred Shares at End of Period			MuniFund Term Preferred Shares at End of Period						Auction Rate Preferred Shares and MuniFund Term Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Insured Dividend Advantage (NVG)
Year Ended 10/31:
2010	$91,950	$25,000	$148,140	$108,000	$10	$10.22	$10.19		$32.65	$3.27
2009	91,950	25,000	80,165	108,000	10	—	10.03	**	32.00	3.21
2008	226,975	25,000	67,189	—	—	—	—		—	—
2007	233,000	25,000	73,281	—	—	—	—		—	—
2006	233,000	25,000	74,575	—	—	—	—		—	—
Insured Tax-Free Advantage (NEA)
Year Ended 10/31:
2010	67,375	25,000	148,589	83,000	10	10.14	10.15	***	32.15	3.21
2009	148,750	25,000	78,880	—	—	—	—		—	—
2008	132,800	25,000	68,124	—	—	—	—		—	—
2007	144,000	25,000	72,290	—	—	—	—		—	—
2006	144,000	25,000	73,005	—	—	—	—		—	—

106 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Portfolio Turnover Rate

13.51%	8.89%	$452,908	1.89%		1.14%	5.79%	1.71%		.95%	5.98%	2%
28.72	21.54	441,207	1.25		1.17	6.86	.98		.91	7.12	9
(12.11)	(10.64)	383,035	1.32		1.17	6.48	.98		.83	6.82	7
(3.12)	2.25	449,982	1.31		1.14	6.15	.90		.73	6.56	12
11.09	7.39	462,037	1.15		1.15	6.15	.70		.70	6.60	15

17.27	9.76	333,074	1.76		1.17	5.80	1.63		1.04	5.93	2
25.41	23.05	320,587	1.24		1.19	7.14	.99		.94	7.39	6
(15.97)	(11.56)	229,075	1.26		1.19	6.27	.87		.81	6.66	8
4.59	3.35	272,391	1.19		1.17	6.04	.70		.68	6.53	6
12.82	7.82	276,506	1.19		1.19	6.12	.69		.69	6.61	—

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or MuniFund Term Preferred shares, where applicable.

(d)
After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)
The expense ratios reflect, among other things, payments to MuniFund Term Preferred shareholders and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively.

*	Rounds to less than $.01 per share.
**	For the period October 19, 2009 (issuance date of shares) through October 31, 2009.
***	For the period January 19, 2010 (issuance date of shares) through October 31, 2010.

See accompanying notes to financial statements.

 Nuveen Investments 107

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	206

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	206

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206

108 Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					206

Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	206

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					206

Nuveen Investments 109

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999),; Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	206

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	206

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					206

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2008) of Nuveen Asset Management.	206

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	206

110 Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					206

(1)
For Insured Premium Income 2 (NPX), Insured Dividend Advantage (NVG) and Insured Tax-Free Advantage (NEA), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Insured Quality (NQI), Insured Opportunity (NIO) and Premier Insured Income (NIF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 111

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Directors or Trustees (as the case may be) (each, a “Board” and each Director or Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead

112 Nuveen Investments

based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other

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Annual Investment Management
Agreement Approval Process (Unaudited) (continued)

funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three-and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010. Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that the performance of the Nuveen Insured Quality Municipal Fund, Inc. (the “Quality Fund”), the Nuveen Insured Municipal Opportunity Fund, Inc. (the “Municipal Opportunity Fund”) and the Nuveen Insured Premium Income Municipal Fund 2 (the “Premium Income Fund 2”) over time was satisfactory compared to peers, falling within the second or third quartile over various periods. Further, they noted that although the Nuveen Insured Tax-Free Advantage Municipal Fund (the “Tax-Free Advantage Fund”), the Nuveen Insured Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”) and the Nuveen Premier Insured Municipal Income Fund, Inc. (the “Premier Fund”) lagged their peers somewhat in the short-term one-year period, they demonstrated more favorable performance in the longer three-and five-year periods.

C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make

114 Nuveen Investments

a meaningful comparison with peers, including, in particular, for the Tax-Free Advantage Fund and the Dividend Advantage Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members recognized that the Municipal Opportunity Fund, the Premium Income Fund 2, the Quality Fund and the Premier Fund each had net management fees and net expense ratios above the peer averages; however, the Independent Board Members recognized that limited peers were available for comparison. Each other Fund had management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as

Nuveen Investments 115

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets

116 Nuveen Investments

increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments 117

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

118 Nuveen Investments

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 119

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

120 Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 121

Notes

122 Nuveen Investments

Notes

Nuveen Investments 123

Notes

124 Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Auction Rate Preferred Shares Redeemed
NQI	—	266
NIO	2,900	426
NIF	—	—
NPX	—	—
NVG	—	—
NEA	—	3,255

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 125

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

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Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-D-1010D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of December 30, 2010, the registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Insured Premium Income Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2010	$30,859	$1,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2009	$30,446	$6,250	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2009	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2010	$ 0	$ 0	$ 0	$ 0
October 31, 2009	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of December 30, 2010, the members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities.  The registrant also may invest in shares of investment companies that in turn invest primarily in municipal bonds.

The registrant has adopted the proxy voting policies and procedures of Nuveen Asset Management to govern the voting of proxies with respect to that fund.  In the event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by the issuer of a cash management security or municipal bond-oriented investment company, Nuveen Asset Management (as defined below) has approved and adopted the proxy voting policies of an independent third party, Institutional Shareholder Services, Inc. (“ISS”) to determine how the proxy should be voted.  It has also engaged ISS to apprise Nuveen Asset Management of shareholder meeting dates, to provide research on proxy proposals and voting recommendations and to cast the actual proxy votes.  In addition, ISS also serves as Nuveen Asset Management’s proxy voting record keeper.  Nuveen Asset Management’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with the overall oversight of proxy voting policies and procedures, including the activities of the firm’s Proxy Voting Committee (“PVC”), which is responsible for providing an administrative framework to facilitate and monitor proxy voting, including oversight of the firm’s relationship with ISS.

From time to time, a portfolio manager may initiate action to override an ISS recommendation for a particular vote.  Such override will be reviewed by Nuveen Asset Management’s legal department for material conflicts and if it is determined that no material conflicts exist, the approval of one investment professional on the IPC or Nuveen Asset Management’s Head of Equity Research shall authorize the override.

Nuveen Asset Management recognizes that there are circumstances where it may have a perceived or real conflict of interest in voting proxies and will vote proxies in the best interest of its clients regardless of any such real or perceived conflicts of interest.  By adopting ISS policies, Nuveen Asset Management believes the risk related to conflicts will be minimized.  To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote after receiving voting direction from the Head of Research, who will seek voting direction from the appropriate investment personnel, after confirming that Nuveen Asset Management faces no material conflicts of its own with respect to the specific proxy vote.  If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to: (1) obtaining instructions from the affected client(s) on how to vote the proxy; (2) disclosing the conflict to the affected client(s) and seeking their consent to permit Nuveen Asset Management to vote the proxy; (3) voting in proportion to the other shareholders; (4) recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or (5) following the recommendation of a different independent third party.

In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Nuveen Asset Management’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within Nuveen Asset Management, its affiliates or the Fund complex with regard to how Nuveen Asset Management should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Nuveen Asset Management’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality.  The purpose of acquiring such equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem.  In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the registrant’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Neither the registrant nor Nuveen Asset Management considers such control activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant’s Board on any such control activities on a quarterly basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser").  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services . The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
DOUGLAS J. WHITE	Nuveen Insured Premium Income Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Douglas White	Registered Investment Company	8	$ 2.30 billion
	Other Pooled Investment Vehicles		$
	Other Accounts	3	$139 million
*	Assets are as of December 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager’s tenure is shorter.  The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager’s performance and experience, and market levels of base pay for such position.

The portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio’s Lipper industry peer group (General Municipal Debt Funds (Leveraged) Category).  Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group and the maximum annual cash incentive is attained at top quartile performance versus the peer group.

Investment performance is measured on a pre-tax basis, gross of fees for registrant results and for the Lipper industry peer group.

Long term incentive payments are paid to portfolio managers based upon general performance and expected contributions to the success of the Adviser.

There are generally no differences between the methods used to determine compensation with respect to the registrant and the other accounts managed by the registrant’s portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of December 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Douglas White	Nuveen Insured Premium Income Municipal Fund 2	$ 0	$ 0

PORTFOLIO MANAGER BIO:

Douglas J. White, CFA, began working in the financial industry in 1983 and he became a portfolio manager in 1985.  Doug previously served as a co-manager of portfolio analysis/equity management at IDS Financial Services and portfolio manager at Marquette Capital Management Corporation.  Doug most recently managed several municipal funds and portfolios for FAF Advisors, prior to joining Nuveen Asset Management and was the manager of FAF Advisors’ tax-exempt fixed-income team.  He received a B.A. from Carleton College and an M.B.A. in finance from the University of Minnesota, and holds the CFA designation.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Insured Premium Income Municipal Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2011